UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-06146
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               Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.
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               (Exact name of registrant as specified in charter)

                950 Tower Lane, Suite 1900   Foster, City, CA  94404
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               (Address of principal executive offices) (Zip code)

                                Barbara V. Bailey
                            Bailard, Biehl & Kaiser, Inc.
                               950 Tower Lane, Suite 1900
                                 Foster City, CA  94404
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 882-8383
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                     Date of fiscal year end: September 30, 2003
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                    Date of reporting period: September 30, 2003
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

ITEM 1.  REPORTS TO STOCKHOLDERS.

Bailard, Biehl & Kaiser Opportunity Fund Group, Inc
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Table of Contents

Stockholder Letter .........................................................   1

Cognitive Value Fund
Total Return Graph and Table ...............................................   7

Enhanced Growth Fund
Total Return Graph and Table ...............................................   9

International Equity Fund
Total Return Graph and Table ...............................................  11

Bond Opportunity Fund
Total Return Graph and Table ...............................................  13

Cognitive Value Fund
Schedule of Investments ....................................................  15

Enhanced Growth Fund
Schedule of Investments ....................................................  26

International Equity Fund
Schedule of Investments ....................................................  31

Bond Opportunity Fund
Schedule of Investments ....................................................  45

Statement of Assets and Liabilities ........................................  50

Statement of Operations ....................................................  51

Statement of Changes in Net Assets .........................................  52

Financial Highlights .......................................................  53

Notes to Financial Statements ..............................................  57

Report of Independent Auditors .............................................  63

Directors and Officers of Bailard, Biehl & Kaiser
  Opportunity Fund Group, Inc  (unaudited) .................................  64

Federal Income Tax Information (unaudited) .................................  66

October 21, 2003

Dear Stockholder:

Enclosed please find the Bailard, Biehl & Kaiser Opportunity Fund Group Annual Report for the year ended September 30, 2003. In this letter, we review a year of rebounding stock markets, where equity investors have finally had reason to smile and bondholders have at least earned their coupons. We also discuss how the Bailard, Biehl & Kaiser Cognitive Value Fund, the Bailard, Biehl & Kaiser Enhanced Growth Fund, the Bailard, Biehl & Kaiser International Equity Fund and the Bailard, Biehl & Kaiser Bond Opportunity Fund have participated in the markets' advances.

Market Overview*

The past twelve months have seen a welcome recovery in world equity markets, after a protracted (2 1/2 year long) mauling by the bear. Investors have enjoyed a 24.4% rise in the S&P 500 index for the year ended September 30, 2003. This broad market advance was outpaced by an even stronger surge in small-cap and technology stocks, with the Wilshire Small Value index up 40.5% and the NASDAQ 100 index up 56.9% for the same twelve-month time period. Overseas equity markets took their cue from the U.S. The MSCI All-Country World Free ex-U.S. international stock index returned 28.5% in U.S. dollar terms, aided by stronger foreign currencies. The extended worldwide equity rally was fueled by military success in Iraq, rising corporate earnings and an improving economic picture. Bond returns were positive but modest compared to equity returns. Interest rates, already at low levels a year ago, fell to multi-generational lows in June of 2003 before starting to rise again on signs of stronger economic growth.

Equity Markets Find Their Footing

Coming off its September lows, the U.S. stock market began the fourth quarter of 2002 with a rebound on signs that corporate earnings and revenues had bottomed. Investors were particularly encouraged by the prospects for large-cap technology stocks, as reports seemed to indicate the beginnings of an increase in corporate spending on information technology. Victory in Afghanistan also alleviated some fears of terrorism. From December 2002 through most of the first quarter of 2003, however, the market's tone changed to nervousness over the prospects of war with Iraq. The downward pressure on equities was finally relieved in March when the outbreak of hostilities made the uncertain certain. As the initial military operation played out with swift success, a spring market rally extended into the summer, resulting in six consecutive up months from March to August, followed by only a slight pullback in September of 2003. Dividing the entire twelve-month period into two equal pieces, the S&P 500 posted a modest net rise of 5.0% for the six months ended March 31, 2003, followed by a surge of 18.4% for the six months ended September 30, 2003.

U.S. economic developments buttressed investors' bullish sentiments. Though weak labor markets remained a feature of the "jobless recovery," consumers continued to spend, notably on homes and autos. In addition, corporations' capital investment finally improved. The government did what it could to help, with aggressive fiscal stimulus through tax relief and increased defense spending. Monetary policy was accommodative, as the Federal Reserve reduced interest rates through June of 2003. As a result, GDP growth that had been a sluggish 1%-2% annual rate through the first quarter of 2003 accelerated to better than 3% in the second quarter and 7.2% in the third quarter of 2003.

International markets suffered more from geopolitical uncertainty during the first six months of this period, failing to keep up with the U.S. and indeed posting small losses. Starting in April of 2003, however, the overseas rally has been more dramatic.
U.S.  dollar  weakness has been
a trend through0 the ups and

downs; the euro strengthened from $0.99 to $1.17 over the year, while the yen moved from 122 to 111 per dollar. Emerging markets outperformed developed markets. Developed Europe (ex-UK) returned slightly more than the U.S., while Japan and the U.K. under performed slightly.

Economic growth in continental Europe, though lagging behind that of the U.S., finally began to show signs of recovery in the third quarter of 2003. Interest rate cuts, tax cuts and other reforms have helped to boost the economy. Japan posted a surprisingly good 3.9% growth rate in the second quarter, though the country remains mired in deflation. Other Asian economies - led by a booming China - are achieving some of the best growth rates in the world.

Fixed Income:  Appreciation for Risk Takers, Income for the Rest

Interest rates (yields) moved lower along with equity markets in the months leading up to the war with Iraq, then continued to decline in the second quarter, finally reaching a low point in June of 2003 when 10-year U.S. Treasury yields hit 3.1%. Yields then took a volatile path through the third quarter to end September about 80 basis points (0.8%) higher than their June lows. Corporate debt instruments dominated U.S. bond market returns. According to the Merrill Lynch Master indices, for the twelve months ended September 30, 2003, U.S. Treasury bonds rose 3.2%, government agency bonds returned 4.1% and holders of U.S. corporate debt gained 11.0%. Strong equity performance, the improving economic outlook and enhanced investor confidence helped corporate bonds gain their advantage over U.S. Treasury bonds. In fact, the riskier the credit rating was, the higher the return (6.8% for AAA-rated versus 20.0% for BB-rated corporate bonds with maturities of one year or more). Most foreign government bonds (100% currency hedged) returned more than comparable U.S. Treasury bonds, though Japan and the U.K. under performed.

A Closer Look at Your Funds

Cognitive Value Fund: The Cognitive Value Fund rose 25.5% over the twelve months ended September 30, 2003. During the first half of this period (through March 31, 2003), the Fund declined -3.2% as uncertainty surrounding the Iraq war affected small-cap stocks and equities generally. During the most recent six months, the Fund gained 29.7% as small-cap issues rallied more energetically than the broad U.S. stock market.**

Although the Fund significantly outperformed the broad market and produced a large positive return, the Fund did not capture the full advance of the Wilshire Small Value index, underperforming the latter by 15%. The shortfall versus this benchmark was caused primarily by the high returns earned by some of the more speculative securities in the index that were purposefully underrepresented in the Fund's portfolio. These securities tended to be low-priced, "beaten-down" technology stocks that the Fund's advisor felt were more likely to be "broken" growth stocks than promising value plays. In the long run, the advisor intends to continue to focus on value opportunities and to seek to exploit opportunities that arise from behavioral factors.

Enhanced Growth Fund: The Enhanced Growth Fund rose 52.7% over the twelve months ended September 30, 2003. The Fund enjoyed solid gains in both the first and second halves of the year, rising 22.5% during the first six months and another 28.1% in the next six months.**

The Enhanced Growth Fund's return did not quite match the torrid pace of the NASDAQ 100 index for the year ended September 30, 2003, due to cash holdings and relatively lighter weight positions in two strong performers (Sun Microsystems and Apple Computer). Over its full history since its May 30, 2001 inception, the Fund's cumulative return has performed closely in line with its NASDAQ 100 benchmark.

There continue to be few openings for the Enhanced Growth Fund to seek out special investment opportunities. As a result, the Fund has not made investments in initial public offerings or private placements. The Fund did do a small amount of covered call option writing on certain of its holdings for part of the past year.

Though  the long  hoped-for  recovery  among  technology  stocks  was  certainly gratifying, we feel that a note of caution is appropriate here. The sustainability of this positive momentum - and the stocks' generally rich valuations - will depend on the nature of businesses' ongoing demand for information technology. Is demand driven more by economic recovery, seasonal patterns or inventory restocking? We will seek to emphasize those industries within the technology sector that enjoy increasing demand driven by sustainable improvements in the economy.

International Equity Fund: The International Equity Fund rose 30.1% over the twelve months ended September 30, 2003. During the first half of this period, the Fund was essentially flat, returning 0.2% as foreign stock markets responded with concern to the Iraq war build-up. During the next six months, the Fund gained 29.8% as U.S. dollar weakness helped overseas returns best the broad U.S. market.**

The Fund's return for the year was higher than the MSCI All Country World Free (ex-U.S.) index and the vast majority of its competitors in Morningstar, Inc.'s Foreign Large Blend Category. Morningstar gave the Fund's one-year return a percentile rank of 4, placing it ahead of 96% of that universe, which consisted of 436 funds for the year ended September 30, 2003.*** Results were helped by the Fund's emphasis on emerging markets and on its overweight position in Asia versus Europe. Compared to country selection, stock selection within markets was much less important.

The Fund continues to favor Asia, since China's development, with its concomitant appetite for raw materials, is driving growth across the region as a whole. The Fund remains neutral on the U.K. and continues to underweight Europe overall, especially the core countries (France, Germany, the Netherlands and Switzerland), preferring the smaller countries and emerging markets in the region.

Bond Opportunity Fund: The Bond Opportunity Fund rose 5.1% over the twelve months ended September 30, 2003. Returns were nearly equal in the first and second halves of the year, up 2.6% and 2.4%, respectively.** The Fund's benchmark is a 80%/20% mix of the Merrill Lynch Corporate/Government Master index and the Salomon Brothers non-US$ World Government Bond index (fully hedged).

For the full year, after fees and expenses, the Fund was slightly behind this combined index. During this period, we maintained a lower duration (shorter maturity structure) than the benchmark. Given the low level of yields and outlook for stronger growth, we were a bit too early in shortening duration and reducing interest rate risk. An overweight position in corporate bonds generally, more exposure to BBB-rated U.S. corporate bonds and an emphasis on Europe over Japan all contributed favorably to results. Active currency exposures in Europe (i.e. hedging less than the Fund's 100% norm) were positive for the portfolio in this period of dollar weakness.

Closing Comments

We are pleased with the positive absolute returns earned by all of our funds, particularly the three equity funds. The relative performance of the
International Equity Fund has been quite good since switching from a benchmark-driven to a peer group-driven mandate over two years ago. The Bond Opportunity Fund, although slightly underperforming its benchmark, has delivered positive returns, while the Enhanced Growth Fund has performed in line with its benchmark since inception. Though the Cognitive Value Fund's performance fell well behind the Wilshire Small Value Index over the year, the Fund provided exposure to the small-cap value sector, which performed very strongly compared to the broader equity market.

It is worth reminding ourselves where we were one year ago - well into the third year of a savage bear market, at a time when many were tempted to sell out of equities entirely. We wrote in last year's annual report that "we believe that the market is very likely at or near its bottom. History shows us that the market often has significant rebounds after big declines, and, to participate in the rebounds, investors have to be in the market, not on the sidelines." Investors in the Cognitive Value Fund, the Enhanced Growth Fund and the International Equity Fund have stayed the course, put their money to work in the capital markets and are now once again enjoying the benefits of equity ownership. Although the markets are likely to continue to be volatile in the months ahead and all investments have risks, the past few years have shown that there can be benefits to adhering to long-term investment strategies.

In recent weeks, much attention has been focused on short-term trading abuses within the mutual fund industry (especially in the short-term buying and selling of international mutual fund shares). Your Bailard, Biehl & Kaiser International Equity Fund differs from many international mutual funds in that most of its stockholders are investment advisory clients of the Fund's advisor. Nevertheless, because the Fund is a publicly available one, to discourage short-time traders, the International Equity Fund is planning to impose a 2% redemption fee on all sales and exchanges of shares held for 31 days or less (with the exception of dividend reinvestments and certain retirement accounts). The Fund expects the redemption fee to be effective as of February 28, 2004.

Please feel free to contact one of BB&K Fund Services, Inc.'s client service counselors at 800-882-8383 if you have any questions or would like to discuss the Funds in greater detail. We continue to appreciate your confidence and support.

Sincerely,


/s/ Peter M. Hill                            /s/ Burnie E. Sparks, Jr., CFA

Peter M. Hill                                Burnie E. Sparks, Jr., CFA
Chairman                                     President

*The index performance data quoted in the Market Overview section and elsewhere in this letter represents past performance and is no indication of future results. The S&P 500 is a commonly used capitalization-weighted index of 500 widely-held U.S. stocks, as calculated by Standard & Poors, a division of McGraw-Hill. The NASDAQ 100 is a commonly used modified capitalization-weighted index that measures the performance of the 100 largest non-financial companies listed on the National Market tier of the NASDAQ Stock Market, Inc. The Wilshire Small Value index is a commonly used capitalization-weighted index that measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. The MSCI All-Country World Free ex-U.S. is a commonly used Morgan Stanley Capital International index that measures the performance of equities available to foreign investors in 48 developed and emerging market countries outside of the United States. It is presented in U.S. dollar terms, gross of withholding taxes on foreign dividends. The Merrill Lynch Master indices are commonly used indices that measure the performance of U.S. Treasury bonds, U.S. government agency bonds and U.S. corporate bonds, respectively. The AAA- and BB-rated bond performance figures on page two were based on the Merrill Lynch U.S. Corporate AAA-rated index (an index of AAA-rated U.S. corporate bonds with maturities of one year or more) and the Merrill Lynch U.S. High Yield BB-Rated index (an index of BB-rated U.S. corporate bonds with maturities of one year or more). All market indices are unmanaged and presented on a total return basis, with dividends reinvested.

**Total returns for investment periods ended September 30, 2003:

--------------------------------------------------------------------------------
                                              5 years                   10 years
                          3 months  12 months (Annualized)          (Annualized)
--------------------------------------------------------------------------------
Cognitive Value Fund       -6.99%   25.55%    2.50% (since 5/30/01)(1)   N/A
--------------------------------------------------------------------------------
Enhanced Growth Fund       7.79%    52.71%    -12.46% (since 5/30/01)(1) N/A
--------------------------------------------------------------------------------
International Equity Fund  7.88%    30.12%    1.29%                      3.24%
-------------------------------------------------------------------------------
Bond Opportunity Fund      -0.39%   5.06%     3.43%                      3.67%
--------------------------------------------------------------------------------

(1)Partial period only. Annualized returns since the 5/30/01 inception date.

The figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of each Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The returns shown do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. The performance data quoted in the above table represents past performance, and the investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***Total Return ranking based on Morningstar's Foreign Large Blend category. The Equity Fund's percentile ranking was 4% (out of 436 funds) for the one-year period, 29% (out of 257 funds) for the five-year period and 63% (out of 69 funds) for the ten-year period ended September 30, 2003. Past performance is no indication of future results.

The Enhanced Growth Fund invests primarily in the high technology sector and may invest in private placements and initial public offerings. Each of these investment strategies has specific risks. These risks include, but are not limited to, sector concentration risk in a volatile sector and the risk of investing in private or newly public, unseasoned companies. The Cognitive Value Fund invests in small cap stocks, which have specific risks. These risks include, but are not limited to, greater volatility than investments in larger capitalization stocks. The International Equity Fund and the Bond Opportunity Fund invest in international securities in developed and emerging market countries, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates, lack of accurate public information, and the higher risks that accompany investing in securities of issuers located in emerging market countries. The Bond Opportunity Fund invests primarily in debt securities, which have specific risks. These risks include, but are not limited to, interest rate risk (the risk that rising interest rates will cause bond prices to fall). For more information about these and other risks, please see the Funds' prospectus.

The views expressed in this letter reflect events only through the date of this letter. These views are subject to change at any time. This report is provided to stockholders of the Funds for their information only. It does not constitute a prospectus for use in the purchase or sale of shares of any Fund or a recommendation with respect to any securities mentioned in this report.

                  Bailard, Biehl & Kaiser Cognitive Value Fund
                                   (Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                  May 30, 2001 (Inception) - September 30, 2003

                            [MOUNTAIN CHART OMITTED]

                          Average Annual Total Return*

--------------------------------------------------------------------------------
                                            5 Years                 10 years
                                    1 Year  (Annualized)            (Annualized)
--------------------------------------------------------------------------------
Return Before Taxes                 25.55%   2.50% (since 5/30/01)** N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions 25.47%   2.46% (since 5/30/01)** N/A
--------------------------------------------------------------------------------
Return After Taxes on Distributions
        and Sale of Fund Shares     15.70%   1.99% (since 5/30/01)** N/A
--------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the Wilshire Small Cap Value index, adjusted to reflect reinvestment of dividends. This commonly used capitalization-weighted index measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund would have grown to $10,593 by September 30, 2003.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Cognitive Value Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

**Partial period from 5/30/01 inception to 9/30/03.

                  Bailard, Biehl & Kaiser Enhanced Growth Fund
                                   (Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                  May 30, 2001 (Inception) - September 30, 2003

                            [MOUNTAIN CHART OMITTED]

                          Average Annual Total Return*

--------------------------------------------------------------------------------
                                             5 Years                    10 years
                                      1 Year (Annualized)           (Annualized)
--------------------------------------------------------------------------------
 Return Before Taxes                  52.71%  -12.46% (since 5/30/01)** N/A
--------------------------------------------------------------------------------
 Return After Taxes on Distributions  52.71%  -12.46% (since 5/30/01)** N/A
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
        and Sale of Fund Shares       32.36%  -9.79% (since 5/30/01)**  N/A
--------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or on the sale of fund shares. We compare this investment to the growth of the NASDAQ 100 index, adjusted to reflect reinvestment of dividends. The NASDAQ 100 is a commonly used, modified capitalization-weighted index that measures the performance of the 100 largest non-financial stocks listed on the National Market tier of the Nasdaq Stock Market, Inc. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund would have fallen to $7,330 by September 30, 2003.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Enhanced Growth

      Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

**Partial period from 5/30/01 inception to 9/30/03.

                Bailard, Biehl & Kaiser International Equity Fund
                                   (Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                October 1, 1993 (Inception) - September 30, 2003

                            [MOUNTAIN CHART OMITTED]

                          Average Annual Total Return*

-----------------------------------------------------------------------------------------------------------
                                                                     5 Years                  10 years
                                               1 Year             (Annualized)              (Annualized)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                           30.12%                 1.29%                    3.24%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions           29.87%                 0.06%                    1.98%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions           18.46%                 1.04%                    2.40%
        and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1993. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the MSCI All-Country World Free ex-U.S. ($U.S.) stock index over the same period, adjusted to reflect reinvestment of dividends. The MSCI All-Country World Free ex-U.S. is a commonly used index that measures the performance of equities available to foreign investors in 48 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $13,761 by September 30, 2003. Since April, 2001, the Fund manager has not used an index to evaluate the performance of the Fund internally. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds has been used for performance comparison purposes.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

                  Bailard, Biehl & Kaiser Bond Opportunity Fund
                                   (Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                October 1, 1993 (Inception) - September 30, 2003

                            [MOUNTAIN CHART OMITTED]

                          Average Annual Total Return*

-----------------------------------------------------------------------------------------------------------
                                                                     5 Years                  10 years
                                               1 Year             (Annualized)              (Annualized)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                           5.06%                  3.43%                    3.67%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions           4.19%                  1.79%                    1.13%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions           3.08%                  1.89%                    1.57%
        and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund since October 1, 1993. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the Merrill Lynch Corporate/Government Master index and the 80/20 Merrill Lynch/Salomon Brothers index over the same period, adjusted to reflect reinvestment of dividends. The Merrill Lynch Corporate/Government Master index is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. To more fully reflect the Bond Fund's current investment strategy, we have also calculated a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master index and a 20% weighting in the fully hedged Salomon Brothers Non-US$ World Government Bond index. Neither of these indices measures the performance of the bond markets in developing countries, in which the Fund may invest. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund would have grown to $14,336 by September 30, 2003.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation, and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    EQUITY SECURITIES   (93.6%)

    FINANCIAL   (21.5%)
    Banks (13.2%)
    1st Source Corp.                                                9,300    $           177,723
    American Capital Strategies, Ltd.                              21,600                536,976
*   Bank United Financial Corp.- Class A                           22,200                467,976
*   BOK Financial Corp.                                            18,247                687,364
    BSB Bancorp, Inc.                                              18,000                498,780
    Capitol Bancorp, Ltd.                                          18,100                484,175
    Chemical Financial Corp.                                       14,910                461,465
    Chittenden Corp.                                               15,000                446,250
    Community Bank System, Inc.                                    13,900                610,349
    Corus Bankshares, Inc.                                          6,900                369,150
*   FirstFed Financial Corp.                                       11,500                454,250
    IndyMac Bancorp, Inc.                                          19,200                444,864
*   Local Financial Corp.                                          16,000                286,240
    Mid-State Bancshares                                            9,000                200,430
    Raymond James Financial, Inc.                                  22,700                825,145
*   Silicon Valley Bancshares                                       9,200                254,196
    South Financial Group, Inc.                                    28,000                696,920
    Staten Island Bancorp, Inc.                                    22,600                439,570
*   Sterling Financial Corp.                                        6,900                194,235
    UMB Financial Corp.                                            10,855                512,030
    Webster Financial Corp.                                         9,100                362,908
*   WFS Financial, Inc.                                             7,500                277,725
    Whitney Holding Corp.                                          13,200                448,800
                                                                             --------------------
                                                                                      10,137,521
                                                                             --------------------
    Consumer Finance (0.9%)
*   CompuCredit Corp.                                              39,100                684,250
                                                                             --------------------

    Diverse Financial Services (1.7%)
    BancorpSouth, Inc.                                             11,700                256,230
    BankAtlantic Bancorp, Inc.- Class A                            20,000                285,000
    LNR Property Corp.                                             18,100                741,195
                                                                             --------------------
                                                                                       1,282,425
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Insurance-Life/Health (2.0%)
    AmerUs Group Co.                                               13,200    $           448,800
    Delphi Financial Group, Inc.- Class A                          10,600                493,112
    StanCorp Financial Group, Inc.                                 10,900                626,205
                                                                             --------------------
                                                                                       1,568,117
                                                                             --------------------
    Insurance-Multi-Line (0.7%)
    Alfa Corp.                                                     13,000                162,760
    American Financial Group, Inc.                                 18,400                400,200
                                                                             --------------------
                                                                                         562,960
                                                                             --------------------
    Insurance-Property/Casualty (1.8%)
    LandAmerica Financial Group, Inc.                               6,700                307,128
*   ProAssurance Corp.                                             22,000                568,260
    Selective Insurance Group, Inc.                                17,900                532,704
                                                                             --------------------
                                                                                       1,408,092
                                                                             --------------------
    Reinsurance (1.2%)
    Odyssey Re Holdings Corp.                                      44,600                917,868
                                                                             --------------------

    Total Financial                                                                   16,561,233
                                                                             --------------------

    CONSUMER DISCRETIONARY   (19.9%)
    Agricultural Product (1.2%)
    Corn Products International, Inc.                              13,000                414,050
    Fresh Del Monte Produce, Inc.                                  20,400                501,840
                                                                             --------------------
                                                                                         915,890
                                                                             --------------------
    Apparel & Accessory (1.0%)
    Kellwood Co.                                                   15,800                528,510
    UniFirst Corp.                                                 11,500                271,860
                                                                             --------------------
                                                                                         800,370
                                                                             --------------------
    Auto Parts & Equipment (2.6%)
    Aftermarket Technology Corp.                                   23,900                272,699
*   American Axle & Manufacturing Holdings, Inc.                   12,800                378,624
*   ArvinMeritor, Inc.                                             29,000                516,490
    Dana Corp.                                                     30,000                462,900
    Sauer-Danfoss, Inc.                                            24,900                351,090
                                                                             --------------------
                                                                                       1,981,803
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                   Shares             Value
                                                               -----------   --------------------
    Broadcasting & Cable (0.8%)
*   Crown Media Holdings, Inc.                                     18,700    $           152,966
    Liberty Corp.                                                   6,500                272,675
*   Regent Communications, Inc.                                    28,800                175,680
                                                                             --------------------
                                                                                         601,321
                                                                             --------------------
    Casinos & Gaming (0.6%)
*   Aztar Corp.                                                    26,200                464,002
                                                                             --------------------

    Department Stores (0.4%)
*   Neiman Marcus Group, Inc.- Class A                              6,500                271,050
                                                                             --------------------

    Food Distributors (0.1%)
*   Performance Food Group Co.                                      2,300                 93,633
                                                                             --------------------

    General Merchandise (0.3%)
*   Big Lots, Inc.                                                 15,000                237,150
                                                                             --------------------

    Homebuilding (1.8%)
*   Beazer Homes USA, Inc.                                          6,000                506,400
    M/I Schottenstein Homes, Inc.                                   6,500                257,855
    Standard Pacific Corp.                                         15,600                591,240
                                                                             --------------------
                                                                                       1,355,495
                                                                             --------------------
    Home Furnishings (0.6%)
*   Furniture Brands International, Inc.                            5,700                137,370
    Interface, Inc.- Class A                                       63,000                341,460
                                                                             --------------------
                                                                                         478,830
                                                                             --------------------
    Hotels (0.6%)
*   Extended Stay America, Inc.                                    21,200                316,516
    Marcus Corp.                                                   11,600                177,016
                                                                             --------------------
                                                                                         493,532
                                                                             --------------------
    Housewares & Specialty (0.7%)
*   American Greetings Corp.- Class A                              18,800                365,284
    Russ Berrie & Co., Inc.                                         5,000                168,450
                                                                             --------------------
                                                                                         533,734
                                                                             --------------------
    Leisure Products (0.3%)
*   MarineMax, Inc.                                                14,000                203,140
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Packaged Foods (0.8%)
    International Multifoods Corp.                                 19,400    $           452,990
*   Interstate Bakeries Corp.                                      11,200                168,000
                                                                             --------------------
                                                                                         620,990
                                                                             --------------------
    Publishing (0.9%)
    Courier Corp.                                                   2,900                147,639
    Media General, Inc.- Class A                                    8,500                519,350
                                                                             --------------------
                                                                                         666,989
                                                                             --------------------
    Restaurants (0.9%)
    IHOP Corp.                                                      8,800                289,080
    Landry's Restaurants, Inc.                                     21,100                434,660
                                                                             --------------------
                                                                                         723,740
                                                                             --------------------
    Retail-Apparel (2.2%)
*   AnnTaylor Stores Corp.                                         28,800                925,632
    Brown Shoe Company, Inc.                                       14,000                443,800
*   Maxwell Shoe Co., Inc.- Class A                                24,900                357,564
                                                                             --------------------
                                                                                       1,726,996
                                                                             --------------------
    Specialty Stores (3.5%)
*   BJ's Wholesale Club, Inc.                                      11,500                222,755
*   CSK Auto Corp.                                                  7,200                111,024
    Friedmans, Inc.- Class A                                       27,800                387,810
    Haverty Furniture Cos., Inc.                                   19,500                356,460
    Pep Boys-Manny, Moe & Jack                                     42,700                653,310
*   United Auto Group, Inc.                                        17,000                391,000
*   West Marine, Inc.                                              28,500                542,925
                                                                             --------------------
                                                                                       2,665,284
                                                                             --------------------
    Tobacco (0.6%)
    Universal Corp.                                                11,300                476,069
                                                                             --------------------

    Total Consumer Discretionary                                                      15,310,018
                                                                             --------------------

    TECHNOLOGY   (15.2%)
    Computer Hardware (0.3%)
*   Intergraph Corp.                                                9,000                209,520
                                                                             --------------------

    Computer Storage/Peripherals (0.6%)
*   Applied Films Corp.                                            14,000                416,220
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Distibutors (1.0%)
*   Anixter International, Inc.                                    34,600    $           787,842
                                                                             --------------------

    Electronic Equipment/Instruments (3.4%)
*   Aeroflex, Inc.                                                 30,200                267,270
*   Benchmark Electronics, Inc.                                    27,300              1,153,971
*   Checkpoint Systems, Inc.                                       14,000                221,200
*   Identix, Inc.                                                  39,700                207,631
*   Newport Corp.                                                  51,800                730,380
                                                                             --------------------
                                                                                       2,580,452
                                                                             --------------------
    Internet Software & Services (0.5%)
*   Openwave Systems, Inc.                                         94,800                400,056
                                                                             --------------------

    IT Consulting & Service (1.5%)
*   Ciber, Inc.                                                    64,000                486,400
*   MPS Group, Inc.                                                72,400                651,600
                                                                             --------------------
                                                                                       1,138,000
                                                                             --------------------
    Office Electronics (0.2%)
    Ikon Office Solutions, Inc.                                    25,000                182,750
                                                                             --------------------

    Semiconductors (3.3%)
*   Exar Corp.                                                     17,000                240,210
*   Integrated Silicon Solution, Inc.                              45,000                447,750
*   International Rectifier Corp.                                  20,600                771,264
*   Pericom Semiconductor Corp.                                    26,500                265,000
*   Skyworks Solutions, Inc.                                       22,900                208,390
*   Zoran Corp.                                                    30,000                585,000
                                                                             --------------------
                                                                                       2,517,614
                                                                             --------------------
    Services-Data Processing (1.2%)
*   eFunds Corp.                                                   36,700                453,245
*   Pegasus Solutions, Inc.                                        36,000                497,880
                                                                             --------------------
                                                                                         951,125
                                                                             --------------------
    Systems Software (0.6%)
*   Ascential Software Corp.                                       26,275                486,876
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Telecom Equipment (2.6%)
*   Advanced Fibre Communications, Inc.                            30,000     $          629,100
    Black Box Corp.                                                11,000                437,910
*   Oplink Communications, Inc.                                   105,000                265,650
*   Polycom, Inc.                                                  26,000                431,860
*   Sycamore Networks, Inc.                                         5,000                 24,500
*   Tollgrade Communications, Inc.                                 14,400                231,408
                                                                             --------------------
                                                                                       2,020,428
                                                                             --------------------

    Total Technology                                                                  11,690,883
                                                                             --------------------

    INDUSTRIAL   (14.7%)
    Aerospace/Defense (0.5%)
*   DRS Technologies, Inc.                                         16,700                402,971
                                                                             --------------------

    Air Freight & Couriers (0.9%)
    Ryder System, Inc.                                             23,200                680,224
                                                                             --------------------

    Airlines (0.6%)
*   Alaska Air Group, Inc.                                         15,900                442,338
                                                                             --------------------

    Building Products (1.7%)
*   Griffon Corp.                                                  40,000                718,400
*   NCI Building Systems, Inc.                                     30,900                614,910
                                                                             --------------------
                                                                                       1,333,310
                                                                             --------------------
    Construction & Engineering (0.9%)
*   Integrated Electrical Services, Inc.                           37,200                256,680
*   Quanta Services, Inc.                                          18,000                148,860
*   URS Corp.                                                      15,900                308,460
                                                                             --------------------
                                                                                         714,000
                                                                             --------------------
    Electrical Component (1.3%)
*   Genlyte Group, Inc.                                             6,500                289,380
*   Thomas & Betts Corp.                                           42,700                676,795
                                                                             --------------------
                                                                                         966,175
                                                                             --------------------
    Industrial Conglomerates (0.7%)
    Tredegar Corp.                                                 33,500                504,175
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Machinery-Construction/Farming (0.4%)
*   Terex Corp.                                                    16,900    $           313,157
                                                                             --------------------

    Machinery-Industrial (2.2%)
    Albany International Corp.- Class A                            12,000                370,080
    Circor International, Inc.                                     19,900                382,080
*   Esco Technologies, Inc.                                         8,900                402,903
*   Kadant, Inc.                                                   29,200                559,472
                                                                             --------------------
                                                                                       1,714,535
                                                                             --------------------
    Marine (0.5%)
    Alexander & Baldwin, Inc.                                      15,000                421,200
                                                                             --------------------

    Railroads (0.2%)
    Florida East Coast Industries, Inc.- Class A                    6,500                186,875
                                                                             --------------------

    Services-Diversified/Commercial (1.3%)
*   NCO Group, Inc.                                                23,900                560,933
*   Sourcecorp, Inc.                                               19,300                448,725
                                                                             --------------------
                                                                                       1,009,658
                                                                             --------------------
    Services-Employment (0.5%)
    Kelly Services, Inc.- Class A                                  14,000                349,160
                                                                             --------------------

    Services-Office/Supplies (0.2%)
*   United Stationers, Inc.                                         4,100                154,488
                                                                             --------------------

    Trade Companies & Distribution (1.9%)
    Hughes Supply, Inc.                                            12,200                395,890
    MSC Industrial Direct Co.- Class A                             23,100                481,635
    Watsco, Inc.                                                   29,800                569,478
                                                                             --------------------
                                                                                       1,447,003
                                                                             --------------------
    Trucking (0.9%)
*   SCS Transportation, Inc.                                       11,000                166,100
*   Yellow Corp.                                                   17,000                507,960
                                                                             --------------------
                                                                                         674,060
                                                                             --------------------

    Total Industrial                                                                  11,313,329
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    MATERIALS   (6.2%)
    Chemicals-Agriculture/Fertilizer (0.4%)
*   The Scotts Co.- Class A                                         5,000    $           273,500
                                                                             --------------------

    Chemicals-Specialty (2.9%)
    A. Schulman, Inc.                                              29,900                474,214
*   Cytec Industries, Inc.                                         16,000                584,000
    Minerals Technologies, Inc.                                    13,300                676,970
    Quaker Chemical Corp.                                          12,400                288,424
    RPM International, Inc.                                        20,000                261,200
                                                                             --------------------
                                                                                       2,284,808
                                                                             --------------------
    Construction Materials (0.6%)
    Amcol International Corp.                                      38,100                470,916
                                                                             --------------------

    Diverse Metal/Mining (0.1%)
    Usec, Inc.                                                     17,000                111,010
                                                                             --------------------

    Forest Products (1.3%)
*   Louisiana-Pacific Corp.                                        72,900              1,004,562
                                                                             --------------------

    Paper Products (0.8%)
    Boise Cascade Corp.                                            16,000                441,600
    Glatfelter                                                     15,000                176,700
                                                                             --------------------
                                                                                         618,300
                                                                             --------------------
    Steel (0.1%)
    Gibraltar Steel Corp.                                           2,700                 59,508
                                                                             --------------------

    Total Materials                                                                    4,822,604
                                                                             --------------------

    UTILITIES   (6.0%)
    Electric Utilities (1.7%)
    Empire District Electric Co.                                   17,300                380,600
    OGE Energy Corp.                                               27,700                625,743
    Unisource Energy Corp.                                         15,900                302,418
                                                                             --------------------
                                                                                       1,308,761
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    Gas Utilities (3.1%)
    AGL Resources, Inc.                                            10,500    $           295,785
    Piedmont Natural Gas Co., Inc.                                 16,700                651,300
    South Jersey Industries, Inc.                                  19,200                726,720
*   Southern Union Co.                                             22,260                378,420
*   Southwestern Energy Co.                                        19,000                343,900
                                                                             --------------------
                                                                                       2,396,125
                                                                             --------------------
    Multi-Utilities (1.2%)
    Avista Corp.                                                   24,600                383,268
    Oneoke, Inc.                                                   25,300                510,301
                                                                             --------------------
                                                                                         893,569
                                                                             --------------------

    Total Utilities                                                                    4,598,455
                                                                             --------------------

    HEALTH CARE   (4.9%)
    Biotechnology (1.4%)
*   Genencor International, Inc.                                    5,200                 81,588
*   Invitrogen Corp.                                               10,000                579,900
*   Nabi Biopharmaceuticals                                        47,500                400,425
                                                                             --------------------
                                                                                       1,061,913
                                                                             --------------------
    Healthcare-Distributors/Services (1.4%)
*   Genesis Health Ventures, Inc.                                  18,000                436,500
    Owens & Minor, Inc.                                            28,000                674,800
                                                                             --------------------
                                                                                       1,111,300
                                                                             --------------------
    Healthcare-Equipment (1.3%)
    Analogic Corp.                                                  8,000                384,000
*   Thoratec Corp.                                                 35,000                594,650
                                                                             --------------------
                                                                                         978,650
                                                                             --------------------
    Healthcare-Facility (0.5%)
*   Hanger Orthopedic Group, Inc.                                  28,000                429,800
                                                                             --------------------

    Healthcare-Supplies (0.3%)
*   Sola International, Inc.                                       14,500                232,000
                                                                             --------------------

    Total Health Care                                                                  3,813,663
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                 Shares             Value
                                                               -----------   --------------------
    ENERGY   (4.1%)
    Oil & Gas-Drilling (0.6%)
    Helmerich & Payne, Inc.                                        17,600    $           460,064
                                                                             --------------------

    Oil & Gas-Equipment/Services (0.6%)
*   Offshore Logistics, Inc.                                        8,800                178,640
*   Oil States International, Inc.                                  8,600                109,134
*   Seacor Smit, Inc.                                               5,100                184,467
                                                                             --------------------
                                                                                         472,241
                                                                             --------------------
    Oil & Gas-Exploration/Production (1.9%)
*   Energy Partners, Ltd.                                          32,600                362,512
*   Forest Oil Corp.                                               15,500                371,225
*   Houston Exploration Co.                                        10,000                351,000
*   Westport Resources Corp.                                       16,800                395,472
                                                                             --------------------
                                                                                       1,480,209
                                                                             --------------------
    Oil & Gas-Refining/Marketing (1.0%)
    Overseas Shipholding Group, Inc.                               30,400                785,840
                                                                             --------------------

    Total Energy                                                                       3,198,354
                                                                             --------------------

    TELECOMMUNICATIONS   (1.1%)
    Integrated Telecom Services (0.3%)
    CT Communications, Inc.                                        18,450                208,485
                                                                             --------------------

    Wireless Telecom Services (0.8%)
*   American Tower Corp.- Class A                                  29,500                299,425
*   Crown Castle International Corp.                               34,000                319,940
                                                                             --------------------
                                                                                         619,365
                                                                             --------------------

    Total Telecommunications                                                             827,850
                                                                             --------------------

    TOTAL EQUITY SECURITIES
       (Cost: $64,548,255)                                                            72,136,389
                                                                             --------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003(Continued)
--------------------------------------------------------------------------------

                                                                Shares             Value
                                                              -----------   --------------------
   INVESTMENT COMPANIES   (5.8%)
   iShares Russell 2000 Value Index Fund                          16,200    $         2,244,672
   iShares S & P SmallCap 600/BARRA Value Index Fund              25,900              2,237,760
                                                                            --------------------

   Total Investment Companies (Cost: $4,224,521)                                      4,482,432
                                                                            --------------------

                                                              Principal
                                                                Amount
                                                              -----------
   SHORT-TERM SECURITIES   (0.3%)
   Time Deposit   (0.3%)
   Brown Brothers Harriman & Co.
      0.55%, 10/01/03 (Cost: $231,000)                      $    231,000                231,000

                                                                            --------------------

   TOTAL INVESTMENTS   (99.7%)                                                       76,849,821
   (Identified Cost: $69,003,776)
   OTHER ASSETS LESS LIABILITIES   (0.3%)                                               251,033
                                                                            --------------------

   NET ASSETS   (100.0%)                                                    $        77,100,854
                                                                            ====================

   -----------------------------------------------------------------
   *     Non-income producing security

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                       Shares                        Value
                                                                  -----------------            -----------------
    EQUITY SECURITIES   (100.1%)

    TECHNOLOGY   (50.1%)
    Application Software   (4.2%)
*   Citrix Systems, Inc.                                                    28,700             $        633,696
*   Intuit, Inc.                                                            22,200                    1,070,928
*   PeopleSoft, Inc.                                                        53,100                      965,889
*   Siebel Systems, Inc.                                                    53,600                      520,992
                                                                                               -----------------
    Total Application Software                                                                        3,191,505
                                                                                               -----------------

    Computer Hardware   (4.4%)
*   Apple Computer, Inc.                                                    49,500                    1,021,185
*   Dell, Inc.                                                              60,400                    2,016,756
*   Sun Microsystems, Inc.                                                  77,900                      257,849
                                                                                               -----------------
    Total Computer Hardware                                                                           3,295,790
                                                                                               -----------------

    Electronic Equipment/Instrument   (1.1%)
*   Flextronics International, Ltd.                                         30,800                      436,744
    Molex, Inc.                                                             13,100                      374,529
                                                                                               -----------------
    Total Electronic Equipment/Instrument                                                               811,273
                                                                                               -----------------

    Internet Software & Services   (1.5%)
*   Yahoo!, Inc.                                                            32,200                    1,139,236
                                                                                               -----------------

    Semiconductor Equipment   (4.8%)
*   Altera Corp.                                                            44,500                      841,050
*   Applied Materials, Inc.                                                 78,200                    1,418,548
*   KLA-Tencor Corp.                                                        19,900                    1,022,860
*   Novellus Systems, Inc.                                                   9,200                      310,500
                                                                                               -----------------
    Total Semiconductor Equipment                                                                     3,592,958
                                                                                               -----------------

    Semiconductors   (11.9%)
*   Broadcom Corp.- Class A                                                 32,300                      859,826
    Intel Corp.                                                            184,700                    5,081,097
    Linear Technology Corp.                                                 29,400                    1,052,814
    Maxim Integrated Products, Inc.                                         26,700                    1,054,650
    Microchip Technology, Inc.                                              14,500                      347,130
*   Xilinx, Inc.                                                            17,700                      504,627
                                                                                               -----------------
    Total Semiconductors                                                                              8,900,144
                                                                                               -----------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                       Shares                        Value
                                                                  -----------------            -----------------
    TECHNOLOGY   (Continued)
    Services-Data Processing   (1.9%)
*   Fiserv, Inc.                                                            12,000             $        434,760
    Paychex, Inc.                                                           28,500                      967,005
                                                                                               -----------------
    Total Services-Data Processing                                                                    1,401,765
                                                                                               -----------------

    Systems Software   (19.7%)
    Adobe Systems, Inc.                                                     23,300                      914,758
*   BEA Systems, Inc.                                                       50,100                      603,705
*   Electronic Arts, Inc.                                                   14,200                    1,309,666
    Microsoft Corp.                                                        288,100                    8,006,299
*   Oracle Corp.                                                           177,600                    1,992,672
*   Symantec Corp.                                                           9,800                      617,596
*   VERITAS Software Corp.                                                  42,800                    1,343,920
                                                                                               -----------------
    Total Systems Software                                                                           14,788,616
                                                                                               -----------------

    Trade Companies/Distributors   (0.6%)
    CDW Corp.                                                                7,500                      433,050
                                                                                               -----------------

    Total Technology                                                                                 37,554,337
                                                                                               -----------------

    CONSUMER DISCRETIONARY   (27.6%)
    Biotechnology   (11.0%)
*   Amgen, Inc.                                                             50,416                    3,255,361
*   Biogen, Inc.                                                            10,600                      405,238
*   Chiron Corp.                                                            23,900                    1,235,391
*   Genzyme Corp.                                                           25,700                    1,188,625
*   Gilead Sciences, Inc.                                                   16,000                      894,880
*   Idec Pharmaceuticals Corp.                                              10,800                      358,020
*   MedImmune, Inc.                                                         27,300                      901,173
                                                                                               -----------------
    Total Biotechnology                                                                               8,238,688
                                                                                               -----------------

    Broadcasting & Cable   (3.6%)
*   Comcast Corp.- Class  A                                                 66,200                    2,044,256
*   EchoStar Communications Corp.- Class A                                  18,200                      696,514
                                                                                               -----------------
    Total Broadcasting & Cable                                                                        2,740,770
                                                                                               -----------------

    General Merchandise   (0.9%)
*   Costco Wholesale Corp.                                                  21,200                      658,896
                                                                                               -----------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                       Shares                        Value
                                                                  -----------------            -----------------
    CONSUMER DISCRETIONARY   (Continued)
    Movies & Entertainment   (0.4%)
*   Pixar, Inc.                                                              5,000             $        332,800
                                                                                               -----------------

    Restaurants   (1.4%)
*   Starbucks Corp.                                                         37,800                    1,088,640
                                                                                               -----------------

    Retail - Catalog   (2.1%)
*   InterActiveCorp                                                         47,000                    1,553,350
                                                                                               -----------------

    Specialty Stores   (8.2%)
*   Amazon.com, Inc.                                                        22,400                    1,083,264
*   Bed Bath & Beyond, Inc.                                                 35,600                    1,359,208
*   eBay, Inc.                                                              48,000                    2,568,480
*   Staples, Inc.                                                           45,700                    1,085,375
                                                                                               -----------------
    Total Specialty Stores                                                                            6,096,327
                                                                                               -----------------

    Total Consumer Discretionary                                                                     20,709,471
                                                                                               -----------------

    COMMUNICATIONS   (14.3%)
    Telecom Equipment   (11.0%)
*   Ciena Corp.                                                             32,300                      190,893
*   Cisco Systems, Inc.                                                    201,700                    3,941,218
*   Comverse Technology, Inc.                                               35,700                      534,072
*   QLogic Corp.                                                            15,400                      723,954
    Qualcomm, Inc.                                                          68,600                    2,856,504
                                                                                               -----------------
    Total Telecom Equipment                                                                           8,246,641
                                                                                               -----------------

    Wireless Telecom Services   (3.3%)
*   Nextel Communications, Inc.- Class A                                   114,400                    2,252,536
*   PanAmSat Corp.                                                          18,300                      264,984
                                                                                               -----------------
    Total Wireless Telecom Services                                                                   2,517,520
                                                                                               -----------------

    Total Communications                                                                             10,764,161
                                                                                               -----------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                       Shares                        Value
                                                                  -----------------            -----------------
    HEALTH   (4.0%)
    Healthcare-Distribution/Services   (0.6%)
*   Henry Schein, Inc.                                                       7,700             $        436,590
                                                                                               -----------------

    Healthcare-Equipment   (1.9%)
    Biomet, Inc.                                                            26,350                      885,624
    Dentsply International, Inc.                                            12,300                      551,532
                                                                                               -----------------
    Total Healthcare-Equipment                                                                        1,437,156
                                                                                               -----------------

    Pharmaceuticals   (1.5%)
    Teva Pharmaceutical Industries, Ltd., ADR                               19,800                    1,131,570
                                                                                               -----------------

    Total Health                                                                                      3,005,316
                                                                                               -----------------

    INDUSTRIAL   (3.7%)
    Airfreight & Couriers   (0.5%)
    Expeditors International of Washington, Inc.                            10,000                      344,100
                                                                                               -----------------

    Machinery-Construction/Farming   (0.6%)
    Paccar, Inc.                                                             6,300                      470,547
                                                                                               -----------------

    Services-Diversified/Commercial   (2.6%)
*   Apollo Group, Inc.- Class A                                             19,000                    1,254,570
    Cintas Corp.                                                            19,100                      703,644
                                                                                               -----------------
    Total Services-Diversified/Commercial                                                             1,958,214
                                                                                               -----------------

    Total Industrial                                                                                  2,772,861
                                                                                               -----------------

    MATERIALS   (0.4%)
    Chemicals   (0.4%)
    Sigma-Aldrich Corp.                                                      6,200                      322,028
                                                                                               -----------------

    Total Materials                                                                                     322,028
                                                                                               -----------------

    TOTAL EQUITY SECURITIES   (100.1%)
    (Cost: $68,556,108)                                                                              75,128,174
                                                                                               -----------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                    Principal
                                                                      Amount                         Value
                                                                -------------------            -----------------
    SHORT-TERM SECURITIES   (0.1%)
    Time Deposit   (0.1%)
    Brown Brothers Harriman
    0.550%, 10/01/03 (Cost: $24,000)                            $           24,000             $         24,000
                                                                                               -----------------

    TOTAL INVESTMENTS   (100.2%)
       (Identified Cost: $68,580,108)                                                                75,152,174
    LIABILITIES IN EXCESS OF OTHER ASSETS   (-0.2%)                                                    (118,346)
                                                                                               -----------------

    NET ASSETS   (100.0%)                                                                          $ 75,033,828
                                                                                               =================

   ---------------------------------------------------------------
    *     Non-income producing security

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  EQUITY SECURITIES   (89.2%)

  AUSTRALIA (1.6%)
  Australia & New Zealand Banking Group, Ltd.                     15,000       $         182,242
  BHP Billiton, Ltd.                                              51,628                 369,013
  Coca-Cola Amatil, Ltd.                                          40,000                 154,863
  James Hardies Industries NV                                     30,000                 149,448
  National Australia Bank, Ltd.                                   10,000                 208,470
  News Corp., Ltd.                                                64,268                 522,868
  QBE Insurance Group, Ltd.                                       15,000                 101,121
  Westfield Holdings, Ltd.                                        20,000                 192,225
                                                                               ------------------
  Total Australia                                                                      1,880,250
                                                                               ------------------

  AUSTRIA   (0.7%)  Erste Bank der Oesterreichischen Sparkassen AG                   2,000
202,282
  Mayr-Melnhof Karton AG                                           2,500                 232,764
  OMV AG                                                           2,500                 299,289
  Voestalpine AG                                                   2,500                  88,651
                                                                               ------------------
  Total Austria                                                                          822,986
                                                                               ------------------

  BELGIUM   (1.3%)
  Bekaert NV                                                       7,000                 326,482
  Colruyt NV                                                       5,000                 431,466

  KBC Bankverzekeringsholding                                      4,500                 171,364
* Mobistar SA                                                     10,000                 502,969
                                                                               ------------------
  Total Belgium                                                                        1,432,281
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  BRAZIL (1.7%)
  Banco Bradesco SA                                           36,720,000       $         144,246
* Banco Itau Holding Financeira SA                             3,100,000                 220,256
  Banco Itau Holding Financeira SA, ADR                            4,300                 155,660
  Brasil Telecom Participacoes SA, ADR                             1,000                  38,300
  Centrais Eletricas Brasileiras SA, ADR                          16,000                  74,056
  Centrais Eletricas Brasilieras SA - Class B                 15,900,000                 146,915
  Companhia Vale do Rio Doce, ADR                                  5,000                 204,100
* Companhia Energetica de Minas Gerais, ADR                       14,500                 171,390
  Empresa Brasileira de Aeronautica SA, ADR                        7,195                 151,814
  Petrobras-Petroleo Brasileiro SA, ADR                           13,400                 284,750
  Petrobras-Petroleo Brasileiro SA, ADR                            7,400                 169,682
  Telecomunicacoes Brasilieras SA, ADR                             5,300                 170,554
                                                                               ------------------
  Total Brazil                                                                         1,931,723
                                                                               ------------------

  CANADA   (3.1%)
  Bank of Nova Scotia                                              5,000                 233,799
  BCE, Inc.                                                        6,500                 140,409

  Bombardier, Inc.- Class B                                       16,000                  67,227
* CFM Corp.                                                       10,000                  78,921
  EnCana Corp.                                                     5,000                 181,185
  Finning International, Inc.                                     16,000                 378,228
* GSI Lumonics, Inc.                                              15,000                 122,606
  Methanex Corp.                                                  63,700                 594,776
  National Bank of Canada                                         10,000                 269,962
* Nortel Networks Corp.                                           55,000                 226,203
  Petro-Canada                                                     6,000                 233,384
* Quebecor, Inc.- Class B                                         19,400                 316,421
  Ritchie Bros. Auctioneers, Inc.                                  3,800                 157,510
  Saputo, Inc.                                                    10,000                 196,747
* StressGen Biotechnology Corp.- Class A                          30,000                  44,240
* Ultra Petroleum Corp.                                           21,000                 294,587
                                                                               ------------------
  Total Canada                                                                         3,536,205
                                                                               ------------------

  CZECH REPUBLIC   (0.8%)
  CEZ AS                                                          73,000                 362,037
  Cesky Telecom AS                                                23,000                 226,875
  Komercni Banka AS                                                3,600                 312,049
                                                                               ------------------
  Total Czech Republic                                                                   900,961
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  FINLAND (0.6%)
  Nokia Oyj, ADR                                                  41,500       $         647,400
                                                                               ------------------
  Total Finland                                                                          647,400
                                                                               ------------------

  FRANCE (3.7%)
  Aventis SA                                                       6,170                 320,104
* AXA                                                             14,580                 245,688
  BNP Paribas SA                                                  10,380                 508,906
  Carrefour SA                                                    11,000                 553,394
* France Telecom SA                                               10,000                 229,999
  Pechiney SA - Class A                                           10,000                 550,250
  Renault SA                                                       3,000                 177,477
  Sanofi-Synthelabo SA                                             5,000                 303,948
  Total SA                                                         9,080               1,370,405
                                                                               ------------------
  Total France                                                                         4,260,171
                                                                               ------------------

  GERMANY   (3.5%)
  Allianz AG                                                       1,600                 140,119
  BASF AG                                                          6,200                 269,747
  Bayer AG                                                        10,000                 215,442
  Commerzbank AG                                                   5,500                  79,422
  DaimlerChrysler AG                                              10,000                 349,365
  Deutsche Bank AG                                                10,000                 606,731
  Deutsche Post AG                                                 6,000                 101,665
* Deutsche Telekom AG                                             31,000                 445,848
  Douglas Holding AG                                               7,000                 198,824
  E.ON AG                                                          7,500                 365,960
  Metro AG                                                         2,500                  90,253
  Puma AG                                                          4,000                 503,086
  SAP AG                                                           1,100                 134,506
  Siemens AG                                                       5,000                 296,960
* Singulus Technologies AG                    12,000                 245,114
------------------
  Total Germany                                                                        4,043,042
                                                                               ------------------

  GREECE   (1.5%)
  Greek Organization of Football Prognostics                      35,000                 427,972
  Public Power Corp.                                              24,770                 484,611
  Technical Olympic SA                                            90,000                 412,949
  Titan Cement Co. SA                                             10,000                 363,340
                                                                               ------------------
  Total Greece                                                                         1,688,872

                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                  Shares                 Value
                                                            -----------------      ------------------
      HONG KONG (3.2%)
      BOC Hong Kong (Holdings), Ltd.                                 140,000       $         202,485
      Cafe de Coral Holdings, Ltd.                                   220,000                 201,710
      Cathay Pacific Airways, Ltd.                                   120,000                 203,001
      Cheung Kong Holdings, Ltd.                                      35,000                 276,834
      China Mobile (Hong Kong), Ltd.                                  90,000                 237,674
      China Travel International Investment Hong Kong, Ltd.          950,000                 187,699
      Citic International Financial Holdings, Ltd.                   750,000                 278,449
      Citic Pacific, Ltd.                                            100,000                 204,680
      CNOOC, Ltd.                                                    150,000                 256,657
      Denway Motors, Ltd.                                            600,000                 364,162
      Henderson Land Development Co., Ltd.                            50,000                 208,554
      Hutchison Harbour Ring, Ltd.                                 2,000,000                 206,617
      Hutchison Whampoa, Ltd.                                         20,000                 145,923
      Legend Group, Ltd.                                             300,000                 121,065
      Li & Fung, Ltd.                                                 52,000                  82,595
      Sino Land Co., Ltd.                                            400,000                 216,948
      SmarTone Telecommunications Holdings, Ltd.                     125,000                 195,318
      Sun Hung Kai Properties, Ltd.                                   12,000                  97,239
                                                                                   ------------------
      Total Hong Kong                                                                      3,687,610
                                                                                   ------------------

      INDIA   (0.7%)
      Cipla, Ltd.                                                      9,025                 203,033
      Infosys Technologies, Ltd., ADR                                  3,060                 208,300
      State Bank of India, GDR                                         8,000                 201,440
      Zee Telefilms, Ltd.                                             87,450                 235,825
                                                                                   ------------------
      Total India                                                                            848,598
                                                                                   ------------------

      INDONESIA   (0.5%)
* @ ^ PT Lippo Bank Tbk - Certificates of Entitlement              5,580,000                       0
      PT Telekomunikasi Indonesia Tbk                                853,500                 579,506
                                                                                   ------------------
      Total Indonesia                                                                        579,506
                                                                                   ------------------

      IRELAND   (1.6%)
      Allied Irish Banks, Plc.                                        51,093                 752,679
      Bank of Ireland                                                 20,365                 243,327
      CRH, Plc.                                                       23,000                 410,341
      Irish Life & Permanent, Plc.                                    14,000                 183,743
    * Ryanair Holdings, Plc.                                          30,000                 201,584
                                                                                   ------------------
      Total Ireland                                                                        1,791,674
                                                                                   ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  ITALY (1.4%)
  Assicurazioni Generali SpA                                       8,000       $         180,552
  Banca Intesa SpA                                                41,000                 124,141
  ENI SpA                                                         20,000                 305,578
  Parmalat Finanziaria SpA                                        40,000                 125,538
  Saipem SpA                                                      15,000                 113,020
  Telecom Italia Mobile SpA                                       37,500                 174,246
* Telecom Italia SpA                                              99,026                 243,903
* Telecom Italia SpA (Savings Shares)                             79,679                 135,566
  UniCredito Italiano SpA                                         30,000                 141,842
                                                                               ------------------
  Total Italy                                                                          1,544,386
                                                                               ------------------

  JAPAN   (17.9%)
  Aisin Seiki Co., Ltd.                                           50,000                 725,954
  Canon, Inc.                                                     12,000                 586,492
* D & M Holdings, Inc.                                            65,000                 283,937
  Eisai Co., Ltd.                                                 25,000                 584,076
  Exedy Corp.                                                     18,000                 204,306
  Fuji Photo Film Co., Ltd.                                       21,000                 616,569
  Fuji Soft ABC, Inc.                                              8,000                 198,362
  Honda Motor Co., Ltd.                                           13,000                 520,163
  KDDI Corp.                                                         200               1,013,293
  Mitsubishi Tokyo Financial Group, Inc.                             100                 631,070
  Mitsui Chemicals, Inc.                                         110,000                 635,098
  NGK Spark Plug Co., Ltd.                                        55,000                 477,554
  Nippon Steel Corp.                                             340,000                 605,648
  Nipro Corp.                                                     60,000               1,025,825
  Nissan Motor Co., Ltd.                                         125,000               1,348,297
  Nomura Holdings, Inc.                                           52,000                 837,846
  NTT DoCoMo, Inc.                                                   375                 916,394
  Sohgo Security Services Co., Ltd.                               38,000                 512,268
  Sony Corp.                                                      24,000                 837,846
  Sumitomo Mitsui Financial Group, Inc.                               50                 201,405
  Suzuki Motor Corp.                                              50,000                 739,829
  Takeda Chemical Industries, Ltd.                                12,000                 437,184
  TDK Corp.                                                        7,500                 445,106
  Tostem Inax Holding Corp.                                       32,000                 570,595


                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  JAPAN   (Continued)
  Toyota Motor Corp.                                              32,000       $         939,534
* Yahoo Japan Corp.                                                  120               1,697,176
  Yamada Denki Co., Ltd.                                          30,000                 886,184
  Yamaha Corp.                                                    60,000               1,135,926
  Yamaha Motor Co., Ltd.                                          70,000                 745,021
                                                                               ------------------
  Total Japan                                                                         20,358,958
                                                                               ------------------

  MALAYSIA   (0.3%)
  Commerce Asset-Holding Berhad                                   80,000                  77,474
  Genting Berhad                                                  17,500                  69,079
  Malaysian International Shipping Corp. Berhad                   50,000                 130,263
  Public Bank Berhad                                             125,000                  85,526
                                                                               ------------------
  Total Malaysia                                                                         362,342
                                                                               ------------------

  MEXICO   (0.5%)
  America Movil SA de CV                                           3,250                  75,107
* America Telecom SA de CV A1                                     50,000                  54,589
* Carso Global Telecom A1                                         50,000                  65,688
* Cemex SA de CV, ADR                                              3,995                  99,675
  Grupo Televisa SA, ADR                                           2,100                  76,839
  Telefonos de Mexico SA de CV, ADR- Class L                       5,400                 164,970
  Wal-Mart de Mexico SA de CV                                     31,300                  90,324
                                                                               ------------------
  Total Mexico                                                                           627,192
                                                                               ------------------

  NETHERLANDS   (4.9%)
  ABN AMRO Holding NV                                             20,000                 369,162
  DSM NV                                                          12,000                 569,605
  Fortis                                                          10,000                 169,908
  IHC Caland NV                                                   12,000                 617,677
  ING Groep NV                                                    27,000                 494,596
* Koninklijke (Royal) KPN NV                                      25,000                 187,201
  Koninklijke (Royal) Philips Electronics NV                      22,020                 499,020
  Reed Elsevier NV                                                30,000                 338,884
  Royal Dutch Petroleum Co.                                       36,000               1,580,946
  TPG NV                                                          10,000                 189,006
  Unilever NV                                                      4,000                 235,239
  VNU NV                                                          13,000                 381,052
                                                                               ------------------
          Total Netherlands                                                            5,632,296
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                                         Shares                 Value
                                                          -----------------      ------------------
    NEW ZEALAND (0.3%)
    Fischer & Paykel Appliances Holdings, Ltd.                      18,000       $         154,486
    Fletcher Building, Ltd.                                         80,000                 202,893
                                                                                 ------------------
    Total New Zealand                                                                      357,379
                                                                                 ------------------

    NORWAY   (0.9%)
    Gjensidige NOR ASA                                               7,500                 260,420
    Norsk Hydro ASA                                                  7,500                 381,596
    Orkla ASA                                                        9,500                 186,475
  * Tandberg ASA                                                    20,000                 118,766
    Telenor ASA                                                     20,000                  89,004
                                                                                 ------------------
    Total Norway                                                                         1,036,261
                                                                                 ------------------

    PORTUGAL   (0.6%)
    Banco Comercial Portugues SA                                    45,000                  93,804
    Brisa-Auto Estradas de Portugal SA                              33,000                 192,535
    Electricidade de Portugal SA                                    60,000                 137,650
    Portugal Telecom, SGPS SA                                       27,460                 217,134
                                                                                 ------------------
    Total Portugal                                                                         641,123
                                                                                 ------------------

    RUSSIA   (3.0%)
    GMK Norilsk Nickel, ADR                                         20,000                 998,000
  * LUKOIL, ADR                                                      7,000                 575,960
  * United Heavy Machinery, ADR                                      5,000                  40,817
* # United Heavy Machinery, ADR 144A                                25,000                 206,250
    YUKOS, ADR                                                      28,125               1,659,375
                                                                                 ------------------
    Total Russia                                                                         3,480,402
                                                                                 ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  SINGAPORE (2.5%)
  Allgreen Properties, Ltd.                                      340,000       $         200,631
  Capitaland, Ltd.                                               190,000                 160,481
* Chartered Semiconductor Manufacturing, Ltd.                    150,000                 129,299
  Haw Par Corp., Ltd.                                              3,066                   7,592
  Keppel Corp., Ltd.                                              75,000                 227,792
  Oversea-Chinese Banking Corp., Ltd.                             80,000                 518,354
  SembCorp Industries, Ltd.                                      320,000                 233,259
  Singapore Airlines, Ltd.                                        48,000                 294,351
  Singapore Post, Ltd.                                            35,000                  14,275
  Singapore Press Holdings, Ltd.                                  15,000                 158,804
  Singapore Telecommunications, Ltd.                             220,000                 211,275
  United Overseas Bank, Ltd.                                      75,000                 581,412
  Venture Corp., Ltd.                                             15,000                 173,556
                                                                               ------------------
  Total Singapore                                                                      2,911,081
                                                                               ------------------

  SOUTH KOREA   (1.1%)
  Daelim Industrial Co., Ltd.                                     17,000                 357,692

  Kookmin Bank                                                     5,000                 163,892
  Samsung Electronics Co., Ltd.                                    2,000                 681,650
                                                                               ------------------
  Total South Korea                                                                    1,203,234
                                                                               ------------------

  SPAIN (4.0%)
  Aldeasa SA                                                      12,000                 269,710
  Banco Bilbao Vizcaya Argentaria SA                              38,066                 392,762
  Banco Popular Espanol SA                                         8,000                 395,668
  Banco Santander Central Hispano SA                              40,000                 339,117
  Fomento de Construcciones y Contratas SA                        20,000                 617,444
  Grupo Dragados SA                                               15,613                 319,642
  Iberdrola SA                                                    20,000                 336,555
  Promotora de Informaciones SA (Prisa)                           40,000                 425,294
  Repsol YPF SA                                                   10,000                 164,318
* Telefonica SA                                                   92,890               1,096,895
* Terra Networks SA                                               30,000                 167,695
                                                                               ------------------
  Total Spain                                                                          4,525,100
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  SWEDEN (1.8%)
  Electrolux AB - Class B                                         12,000       $         261,396
  Nordea AB                                                       51,000                 290,754
  OM HEX AB                                                       15,000                 149,314
  AB SKF- Class B                                                 11,000                 346,976
  Svenska Handelsbanken AB - Class A                              21,000                 356,995
* Telefonaktiebolaget LM Ericsson - Class B                      280,000                 409,029
  TeliaSonera AB                                                  48,000                 208,496
                                                                               ------------------
  Total Sweden                                                                         2,022,960
                                                                               ------------------

  SWITZERLAND   (4.3%)
  Nestle SA                                                        4,500               1,037,597
  Novartis AG                                                     32,000               1,238,225
  Roche Holding AG                                                 8,000                 663,335
  Serono SA                                                        1,390                 909,405
  Swisscom AG                                                        600                 174,920
  UBS AG                                                          15,800                 886,552
                                                                               ------------------
  Total Switzerland                                                                    4,910,034
                                                                               ------------------

  TAIWAN (0.2%)
  Yuanta Core Pacific Securities Co.                             345,418                 190,307
                                                                               ------------------
  Total Taiwan                                                                           190,307
                                                                               ------------------

  THAILAND   (3.0%)
  Bangkok Expressway Public Co., Ltd.                            306,200                 169,472
  Banpu Public Co., Ltd.                                         313,294                 478,611
  BEC World Public Co., Ltd.                                      41,000                 240,240
  Electricity Generating Public Co., Ltd.                        104,000                 151,064
* Italian-Thai Development Public Co., Ltd.                      160,000                 272,477
  Land & Houses Public Co., Ltd.                               1,420,000                 487,203
  PTT Exploration & Production Public Co., Ltd.                  146,400                 604,959
  Siam Cement Public Co., Ltd.                                    39,000                 197,295
  Siam City Cement Public Co., Ltd.                               23,500                 126,004
* Siam Commercial Bank Public Co., Ltd.                          729,500                 717,625
                                                                               ------------------
  Total Thailand                                                                       3,444,950
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                              Shares                 Value
                                                        -----------------      ------------------
  TURKEY (0.5%)
* Eregli Demir ve Celik Fabrikalari TAS                        6,000,000       $         118,492
  Haci Omer Sabanci Holding AS                                28,333,332                  93,597
* Turkcell Iletisim Hizmetleri AS                             28,439,000                 195,039
* Turkiye Is Bankasi                                          25,000,000                 114,004
                                                                               ------------------
  Total Turkey                                                                           521,132
                                                                               ------------------

  UNITED KINGDOM   (17.5%)
* Anglo American, Plc.                                            50,000                 897,987
  AstraZeneca, Plc.                                               27,085               1,143,875
  Barclays, Plc.                                                 120,000                 920,582
  BP, Plc.                                                       250,600               1,719,512
  BP Plc., ADR                                                     5,000                 210,500
  BT Group, Plc.                                                  75,000                 224,289
  Diageo, Plc.                                                    35,000                 377,678
  Dixons Group, Plc.                                             200,000                 446,917
  Enterprise Inns, Plc.                                           61,200                 948,144
  GlaxoSmithKline, Plc.                                          101,544               2,107,128
  HBOS, Plc.                                                      18,800                 214,892
  HSBC Holdings, Plc.                                            118,500               1,562,210
  Inchcape, Plc.                                                  65,000               1,362,846
  LogicaCMG, Plc.                                                 25,000                  99,269
* mmO2, Plc.                                                      75,000                  71,336
  National Grid Transco, Plc.                                     70,000                 448,329
  Royal & Sun Alliance Insurance Group, Plc.                     250,000                 335,395
  Royal Bank of Scotland Group, Plc.                              51,200               1,301,474
  Shell Transport & Trading Co., Plc.                            232,700               1,436,248
  Tate & Lyle, Plc.                                              140,000                 755,937
  Tesco, Plc.                                                    180,000                 720,715
  Unilever Plc.                                                    7,900                  67,463
  Vodafone Group, Plc.                                           947,441               1,888,894
  Woolworth Group, Plc.                                          900,000                 661,653
                                                                               ------------------
  Total United Kingdom                                                                19,923,273
                                                                               ------------------

  TOTAL EQUITY SECURITIES
     (Cost: $90,315,274)                                                             101,743,689
                                                                               ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                             Shares                 Value
                                                       -----------------      ------------------
 INVESTMENT COMPANIES   (9.6%)
 BRAZIL   (0.7%)
 iShares MSCI Brazil Index Fund                                  63,800       $         809,622
                                                                              ------------------

 CANADA   (0.6%)
 iShares MSCI Canada Index Fund                                  58,800                 729,120
                                                                              ------------------

 FRANCE   (1.1%)
 iShares MSCI France Index Fund                                  74,700               1,273,635
                                                                              ------------------

 GERMANY   (2.1%)
 iShares MSCI Germany Index Fund                                188,600               2,349,956
                                                                              ------------------

 ITALY   (0.9%)
 iShares MSCI Italy Index Fund                                   58,500               1,013,220
                                                                              ------------------

 JAPAN   (0.9%)
 iShares MSCI Japan Index Fund                                  121,300               1,062,588
                                                                              ------------------

 NETHERLANDS   (0.5%)
 iShares MSCI Netherlands Index Fund                             39,000                 546,390
                                                                              ------------------

 SINGAPORE   (0.7%)
 iShares MSCI Singapore Index Fund                              137,000                 765,830
                                                                              ------------------

 SPAIN   (0.4%)
 iShares MSCI Spain Index Fund                                   22,300                 499,743
                                                                              ------------------

 SWEDEN   (0.5%)
 iShares MSCI Sweden Index Fund                                  39,300                 507,756
                                                                              ------------------

 UNITED KINGDOM   (1.2%)
 iShares MSCI United Kingdom Index Fund                         101,000               1,354,410
                                                                              ------------------

 Total Investment Companies (Cost: $10,489,831)                                      10,912,270
                                                                              ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                                            Shares                 Value
                                                      -----------------      ------------------
RIGHTS   (0.0%)
UNITED KINGDOM   (0.0%)
Royal Sun Alliance - Rights                                    250,000       $          50,880
                                                                             ------------------

Total Rights (Cost: $143,927)                                                           50,880
                                                                             ------------------

                                                         Principal
                                                           Amount
                                                      -----------------
SHORT-TERM SECURITIES (1.0%)
TIME DEPOSITS (1.0%)
Brown Brothers Harriman & Co.
0.550%, 10/01/03 (Cost: $1,080,000)                    $     1,080,000               1,080,000
                                                                             ------------------

TOTAL INVESTMENTS   (99.8%)
(Identified Cost: $102,029,032)                                                    113,786,839
OTHER ASSETS LESS LIABILITIES:   (0.2%)                                                233,876
                                                                             ------------------

NET ASSETS:   (100.0%)                                                       $     114,020,715
                                                                             ==================

---------------------------------------------

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

*     Non-Income producing security

@     Fair value using procedures approved by the Board of Directors (Note 1).

^ Illiquid security. On September 30, 2003, this security was valued at $0 or 0.0% of net assets.

# Exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2003, this security was valued at $206,250 or 0.2% of net assets.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
INDUSTRY CLASSIFICATIONS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Industry                                                Percent of Net Assets
================================================================================
Banking                                                                 12.5 %
Energy Sources                                                          10.6
Telecommunications                                                      10.1
Health & Personal Care                                                   7.9
Automobiles                                                              4.1
Merchandising                                                            3.8
Financial Services                                                       3.0
Business & Public Services                                               2.9
Broadcasting & Publishing                                                2.4
Recreation And Other Consumer Goods                                      2.4
Utilities-Electrical & Gas                                               2.3
Construction & Housing                                                   2.2
Food & Household Products                                                2.1
Aerospace & Military Technology                                          2.0
Chemicals                                                                2.0
Building Materials & Components                                          1.9
Electronic Components & Instruments                                      1.8
Metals-Non Ferrous                                                       1.8
Leisure & Tourism                                                        1.6
Wholesale & International Trade                                          1.6
Industrial Components                                                    1.3
Real Estate                                                              1.2
Insurance                                                                1.1
Multi-Industry                                                           1.0
Metals-Steel                                                             0.9
Gold Mines                                                               0.8
Beverages & Tobacco                                                      0.6
Energy Equipment & Services                                              0.6
Machinery & Engineering                                                  0.6
Transportation-Airlines                                                  0.6
Transportation-Road & Rail                                               0.5
Textiles & Apparel                                                       0.4
Electrical & Electronics                                                 0.3
Forestry & Paper Products                                                0.2
Transportation-Shipping                                                  0.1
                                                          ----------------------
Total Investments in Equity Securities                                  89.2

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
INDUSTRY CLASSIFICATIONS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Industry                                                Percent of Net Assets
================================================================================
Investment Companies                                                    9.6 %
Time Deposits                                                           1.0
Other Assets/Liabilities                                                0.2
                                                         ----------------------
Net Assets                                                            100.0 %
                                                         ======================

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                               Country of             Par Value
                                                 Origin            (Local Currency)            Value
                                            ------------------    -------------------    ------------------
FIXED INCOME SECURITIES (90.5%)

BRITISH POUND (3.8%)
  Glaxo Welcome, Plc.
  8.750%, 12/01/05                             United Kingdom               800,000      $       1,448,673

  National Westminster Bank, Plc.
  7.875%, 09/09/15                             United Kingdom               500,000              1,027,679
                                                                                         ------------------
Total British Pound                                                                              2,476,352
                                                                                         ------------------

CANADIAN DOLLAR (1.9%)
  Government of Canada
  6.000%, 06/01/08                              Canada                    1,500,000              1,220,997
                                                                                         ------------------
Total Canadian Dollar                                                                            1,220,997
                                                                                         ------------------

EURO (8.2%)
  Casino Guichard-Perrachard SA
  6.000%, 03/06/08                              France                    2,000,000              2,524,775

  Eurohypo AG
  4.500%, 01/21/13                              Germany                   1,000,000              1,198,302

  Republic of Italy
  7.250%, 11/01/26                               Italy                    1,000,000              1,555,479
                                                                                         ------------------
Total Euro                                                                                       5,278,556
                                                                                         ------------------

JAPANESE YEN (5.1%)
  Fannie Mae
  1.750%, 03/26/08                           United States              250,000,000              2,337,126

  International Bank for Reconstruction &
  Development
  2.000%, 02/18/08                           Supranational Bank         100,000,000                948,558
                                                                                         ------------------
Total Japanese Yen                                                                               3,285,684
                                                                                         ------------------

NORWEGIAN KRONER (1.7%)
  Kingdom of Norway
  5.750%, 11/30/04                              Norway                    7,500,000              1,096,334

                                                                                         ------------------
Total Norwegian Kroner                                                                           1,096,334
                                                                                         ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                             Country of              Par Value
                                               Origin             (Local Currency)             Value
                                          ------------------     -------------------     ------------------
SWEDISH KRONA (1.7%)
  Swedish Government
  5.000%, 01/28/09                              Sweden                    8,000,000      $       1,086,937
                                                                                         ------------------
Total Swedish Krona                                                                              1,086,937
                                                                                         ------------------

UNITED STATES DOLLAR (68.1%)
  AT&T Corp.
  6.000%, 03/15/09                           United States                   90,000                 97,044

  Bank of America Corp.
  7.400%, 01/15/11                           United States                1,000,000              1,189,599

  Bear Stearns Co., Inc.
  7.800%, 08/15/07                           United States                1,100,000              1,292,255

  Chubb Corp.
  6.150%, 08/15/05                           United States                1,000,000              1,077,598

  Comcast Cable Communications Holdings, Inc.
  8.375%, 03/15/13                           United States                  905,000              1,123,487

  Compaq Computer Corp.
  7.650%, 08/01/05                           United States                1,000,000              1,091,899

  ConAgra Foods, Inc.
  9.875%, 11/15/05                           United States                1,000,000              1,156,406

  Cordant Technologies, Inc.
  6.625%, 03/01/08                           United States                  555,000                617,505

  Dominion Resources, Inc.
  7.625%, 07/15/05                           United States                1,000,000              1,098,129

  Fannie Mae
  6.625%, 11/15/10                           United States                1,000,000              1,171,341

  Fannie Mae
  6.625%, 11/15/30                           United States                  500,000                587,848

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                             Country of              Par Value
                                               Origin             (Local Currency)             Value
                                          ------------------     -------------------     ------------------
UNITED STATES DOLLAR (Continued)
  Federal Home Loan Bank
  5.875%, 02/15/11                           United States                1,000,000            $ 1,108,150

  Federal Home Loan Bank
  5.125%, 04/22/13                           United States                1,000,000              1,000,936

  Federal Home Loan Bank
  4.000%, 04/10/15                           United States                1,000,000                993,298

  Federal Home Loan Mortgage Corp.
  5.200%, 09/27/12                           United States                1,000,000              1,024,000

  Gabelli Asset Management
  5.500%, 05/15/13                           United States                  500,000                494,285

  General Electric Capital Corp.
  6.500%, 12/10/07                           United States                1,000,000              1,135,196

  Georgia-Pacific Group
  8.125%, 05/15/11                           United States                  250,000                261,250

  Hertz Corp.
  7.625%, 08/15/07                           United States                1,000,000              1,089,112

  Honeywell International, Inc.
  9.065%, 06/01/33                           United States                  594,000                827,185

  Inter-American Development Bank
  5.375%, 11/18/08                           Supranational Bank           2,000,000              2,225,300

  Pfizer, Inc.
  5.625%, 02/01/06                           United States                  500,000                543,307

  Republic Services, Inc.
  6.750%, 08/15/11                           United States                  500,000                563,109

  State of California
  2.000%, 06/16/04                           United States                1,000,000              1,003,600

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUNDSCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------


                                             Country of              Par Value
                                               Origin             (Local Currency)             Value
                                          ------------------     -------------------     ------------------
UNITED STATES DOLLAR (Continued)
  SUSA Partnership, LP
  7.500%, 12/01/27                           United States                1,000,000            $ 1,177,776

  Target Corp.
  7.000%, 07/15/31                           United States                  500,000                577,602

  Turner Broadcasting System, Inc.
  8.400%, 02/01/24                           United States                1,000,000              1,057,731

  U.S. Treasury Notes
  3.250%, 05/31/04                           United States                2,750,000              2,791,036

  U.S. Treasury Notes
  4.625%, 05/15/06                           United States                3,000,000              3,220,665

  U.S. Treasury Notes
  5.625%, 05/15/08                           United States                1,500,000              1,692,012

  U.S. Treasury Notes
  3.250%, 08/15/08                           United States                3,600,000              3,676,219

  U.S. Treasury Bonds
  4.375%, 08/15/12                           United States                2,500,000              2,607,520

  U.S. Treasury Bonds
  6.250%, 08/15/23                           United States                  500,000                584,668

  U.S. Treasury Bonds
  6.250%, 05/15/30                           United States                1,250,000              1,483,644

  U.S. Treasury Notes Inflation - Indexed
  4.250%, 01/15/10                           United States                1,000,000              1,281,554

  Waste Management, Inc.
  8.750%, 05/01/18                           United States                1,000,000              1,148,689
                                                                                         ------------------
Total United States Dollar                                                                      44,070,955
                                                                                         ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

                                             Country of
                                               Origin                  Shares                  Value
                                          ------------------     -------------------     ------------------
TOTAL FIXED INCOME SECURITIES
   (Cost: $53,689,150)                                                                   $      58,515,815
                                                                                         ------------------

INVESTMENT COMPANIES (4.9%)
   iShares GS InvesTop TM Corporate
   Bond Fund                                 United States                   28,400              3,189,036
                                                                                         ------------------

Total Investment Companies
   (Cost: $3,162,890)                                                                            3,189,036
                                                                                         ------------------

PREFERRED STOCK (2.3%)
   Public Storage, Inc., Prfd                United States                   26,000                731,900

   Regency Centers, Prfd                     United States                   28,000                725,200
                                                                                         ------------------

Total Preferred Stock
   (Cost: $1,481,140)                                                                            1,457,100
                                                                                         ------------------

                                                                     Principal
                                                                       Amount
                                                                 -------------------
SHORT-TERM SECURITIES (1.9%)
TIME DEPOSIT   (1.9%)
   Bank One
   0.550%, 10/01/03 (Cost: $1,242,000)                                  $ 1,242,000              1,242,000
                                                                                         ------------------

TOTAL INVESTMENTS (99.6%)
   (Identified Cost: $59,575,180)                                                               64,403,951
OTHER ASSETS LESS LIABILITIES   (0.4%)                                                             265,328
                                                                                         ------------------

NET ASSETS (100.0%)                                                                      $      64,669,279
                                                                                         ==================

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                  COGNITIVE        ENHANCED      INTERNATIONAL        BOND
                                                    VALUE           GROWTH          EQUITY         OPPORTUNITY
                                                    FUND             FUND            FUND             FUND
                                              ---------------  --------------  ---------------  ---------------
Assets

Investments, at value                         $    76,849,821   $  75,152,174   $  113,786,839   $   64,403,951
Cash                                                      583             236           19,795              355
Receivables:
  Portfolio securities sold                         1,698,457              --               --               --
  Dividend, interest and recoverable
    foreign taxes receivable                           65,703             619          411,322          946,241
  Fund shares sold                                         --           1,335           30,307            1,183
Prepaid expenses                                          411           2,148            1,449            2,021
                                              ---------------  --------------  ---------------  ---------------
    Total assets                                   78,614,975      75,156,512      114,249,712       65,353,751
                                              ---------------  --------------  ---------------  ---------------

Liabilities

Payables:
  Portfolio securities purchased                    1,383,334              --               --               --
  Advisory fees (Note 3)                               49,431          48,223           88,733           31,474
  Fund shares redeemed                                     --              --               --           35,000
  Accrued expenses and other liabilities               81,356          74,461          140,264           94,404
Net unrealized depreciation of forward
  foreign currency contracts (Note 5)                      --              --              --           523,594
                                              ---------------  --------------  ---------------  ---------------
    Total liabilities                               1,514,121         122,684          228,997          684,472
                                              ---------------  --------------  ---------------  ---------------
Net Assets                                    $    77,100,854  $   75,033,828   $  114,020,715   $   64,669,279
                                              ===============  ==============  ===============  ===============
Shares of capital stock issued
  and outstanding                                   7,298,705      10,235,419       23,780,037        8,407,690
                                              ===============  ==============  ===============  ===============
Net Asset Value, offering and
  redemption price per share                  $         10.56   $        7.33   $         4.79   $         7.69
                                              ===============  ==============  ===============  ===============
Shares authorized                               1,000,000,000   1,000,000,000      100,000,000      100,000,000
Par Value                                           no par          no par      $       0.0001         no par

Net assets consist of:
  Capital paid-in                             $    74,602,750   $  89,799,802   $  132,461,383   $   63,705,655
  Accumulated net investment income (loss)                 --              --        1,324,090       (1,001,115)
  Accumulated net realized loss on investments
    and foreign currencies transactions            (5,347,941)    (21,338,040)     (31,529,463)      (2,267,362)
  Net unrealized appreciation (depreciation):
    Investments                                     7,846,045       6,572,066       11,757,807        4,828,771
    Foreign currency translation                           --              --            6,898         (596,670)
                                              ---------------  --------------  ---------------  ---------------
                                              $    77,100,854  $   75,033,828  $   114,020,715   $   64,669,279

                                              ===============  ==============  ===============  ===============
Investments, at cost                          $    69,003,776  $   68,580,108  $   102,029,032   $   59,575,180
                                              ===============  ==============  ===============  ===============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                COGNITIVE        ENHANCED       INTERNATIONAL        BOND
                                                  VALUE           GROWTH           EQUITY         OPPORTUNITY
                                                  FUND             FUND             FUND             FUND
                                              ---------------  ---------------  ---------------  ---------------
Investment Income
  Dividends (net of foreign taxes withheld
    of $0, $752, $323,289 and $0)              $      677,905   $      103,126   $    2,678,109   $      107,478
  Interest                                              4,107            5,452           16,360        3,463,409
                                              ---------------  ---------------  ---------------  ---------------
    Total income                                      682,012          108,578        2,694,469        3,570,887
                                              ---------------  ---------------  ---------------  ---------------

Expenses
  Advisory fee (Note 3)                               467,778          466,816          927,905          429,925
  Custodian fees                                       44,395           39,045          187,034           55,974
  Professional fees                                    49,049           44,669           61,469           57,912
  Administrative service fees                          74,488           73,647           67,442           68,487
  Transfer agent fees                                  34,895           33,219           37,639           33,104
  Director fees and expenses (Note 3)                  20,417           20,288           22,838           21,006
  Registration fees                                     7,090            9,420            5,238            4,953
  Shareholder reports                                   3,145            2,224            2,056            2,062
  Other                                                26,625           24,461           30,211           23,585
                                              ---------------  ---------------  ---------------  ---------------
    Total expense                                     727,882          713,789        1,341,832          697,008
                                              ---------------  ---------------  ---------------  ---------------
    Net investment income (loss)                      (45,870)        (605,211)       1,352,637        2,873,879
                                              ---------------  ---------------  ---------------  ---------------

Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
  Transactions
  Net realized gain (loss) on investments and
    foreign currency transactions                  (5,347,941)     (14,459,928)     (2,225,930)          540,698
  Net change in unrealized gain (loss) on
    investments and foreign currency
    transactions                                   19,691,714       40,274,004      27,331,044           223,886
                                              ---------------  ---------------  ---------------  ---------------
    Net gain on investments and foreign
      currency transactions                        14,343,773       25,814,076       25,105,114          764,584
                                              ---------------  ---------------  ---------------  ---------------
  Net increase in net assets resulting
    from operations                           $    14,297,903   $   25,208,865   $   26,457,751   $    3,638,463
                                              ===============  ===============  ===============  ===============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30
--------------------------------------------------------------------------------

                                                              COGNITIVE                           ENHANCED
                                                                VALUE                              GROWTH
                                                                 FUND                               FUND
                                                   -----------------------------  -----------------------------

Increase (Decrease) in Net Assets                       2003           2002           2003             2002
                                                   -------------  --------------  --------------  -------------
Operations:
  Net investment income (loss)                     $    (45,870)  $      53,639   $   (605,211)   $   (623,128)
  Net realized gain (loss) on investments and
    foreign currency transactions                    (5,347,941)         95,856    (14,459,928)     (6,694,043)
  Net change in unrealized gain (loss) on
  investments and foreign currency transactions       19,691,714      (3,668,081)    40,274,004     (10,388,084)
                                                   --------------  --------------  -------------  -------------
  Net increase (decrease) resulting
    from operations                                   14,297,903      (3,518,586)    25,208,865     (17,705,255)
                                                   --------------  --------------  -------------  -------------

Distributions to Stockholders from:
  Net investment income                                 (54,846)        (61,092)             --              --
  Net realized gains                                    (70,594)             --              --              --
                                                   --------------  --------------  -------------  --------------
  Total distributions                                  (125,440)        (61,092)             --              --
                                                   --------------  --------------  -------------  --------------
From Share Transactions:
  Proceeds from shares sold                           12,136,511       7,628,599      12,629,876      35,837,644
  Value of distributions reinvested                      118,544          58,519              --              --
  Cost of shares redeemed                             (6,429,881)     (8,525,880)    (12,475,460)    (13,370,363)
                                                   --------------  --------------  -------------  --------------
  Net increase (decrease) from
    fund share transactions                            5,825,174        (838,762)        154,416         467,281
                                                   --------------  --------------  -------------  --------------
  Total increase (decrease) in net assets             19,997,637      (4,418,440)     25,363,281       4,762,026
Net Assets
  Beginning of year                                   57,103,217      61,521,657      49,670,547      44,908,521
                                                   --------------  --------------  -------------  --------------
  End of year                                      $  77,100,854   $  57,103,217   $  75,033,828   $  49,670,547
                                                   ==============  ==============  =============  ==============
  Accumulated net investment income (loss)         $          --   $      53,639   $          --   $          --
                                                   ==============  ==============  =============  ==============

Number of Fund Shares
  Sold                                                 1,225,034         743,453       1,921,982       5,378,193
  Issued for distributions reinvested                     13,670           5,783              --              --
  Redeemed                                              (715,213)       (936,860)     (2,045,358)     (1,923,848)
                                                   --------------  --------------  -------------   -------------
  Net increase (decrease) in share activity              523,491        (187,624)      (123,376)       3,454,345
                                                   ==============  ==============  =============   =============

                                                            INTERNATIONAL                         BOND
                                                               EQUITY                         OPPORTUNITY
                                                                FUND                              FUND
                                                   -----------------------------  -----------------------------

Increase (Decrease) in Net Assets                       2003           2002            2003            2002
                                                   --------------  -------------  -------------   -------------
Operations:
  Net investment income (loss)                     $   1,352,637   $     593,223  $   2,873,879   $   4,206,831
  Net realized gain (loss) on investments and
    foreign currency transactions                     (2,225,930)    (11,221,872)       540,698     (1,733,783)
  Net change in unrealized gain (loss) on
  investments and foreign currency transactions       27,331,044     (3,097,706)        223,886          35,030
                                                   -------------  --------------  -------------   -------------
  Net increase (decrease) resulting
    from operations                                   26,457,751    (13,726,355)      3,638,463       5,508,078
                                                   --------------  -------------  -------------   -------------

Distributions to Stockholders from:
  Net investment income                                (462,607)             --     (1,595,754)      (1,187,494)
  Net realized gains                                          --             --              --              --
                                                   -------------  --------------  -------------   --------------
  Total distributions                                  (462,607)             --     (1,595,754)      (1,187,494)
                                                   -------------  --------------  -------------   --------------
From Share Transactions:
  Proceeds from shares sold                           17,890,410      31,530,011     12,038,050      14,929,564
  Value of distributions reinvested                      353,413              --      1,237,071         889,054
  Cost of shares redeemed                            (21,592,846)    (27,865,800)   (27,966,082)    (46,369,281)
                                                   --------------  --------------  -------------  --------------
  Net increase (decrease) from
    fund share transactions                           (3,349,023)       3,664,211   (14,690,961)    (30,550,663)
                                                   --------------  --------------  -------------  --------------
  Total increase (decrease) in net assets             22,646,121     (10,062,144)   (12,648,252)    (26,230,079)
Net Assets
  Beginning of year                                   91,374,594     101,436,738      77,317,531     103,547,610
                                                   --------------  --------------  -------------  --------------
  End of year                                      $ 114,020,715   $  91,374,594   $  64,669,279  $   77,317,531
                                                   ==============  ==============  =============  ==============
  Accumulated net investment income (loss)         $   1,324,090   $     462,606   $ (1,001,115)  $  (1,793,460)
                                                   ==============  ==============  =============  ==============

Number of Fund Shares
  Sold                                                 4,395,320       7,460,191      1,608,143        2,051,552
  Issued for distributions reinvested                     91,933              --        168,309          120,226
  Redeemed                                            (5,402,979)     (6,520,281)    (3,706,328)     (6,343,441)
                                                   --------------  --------------  -------------   -------------
  Net increase (decrease) in share activity             (915,726)        939,910     (1,929,876)     (4,171,663)
                                                   ==============  ==============  =============   =============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
FINANCIAL HIGHLIGHTS
For the Periods Ended September 30
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                                     2003            2002           2001*
                                                                --------------  --------------  --------------
Net asset value, beginning of period                            $        8.43   $        8.84   $       10.00
                                                                --------------  --------------  --------------

Income from Investment Operations:
Net investment income (loss)                                            (0.01)           0.01              -- #
Net realized/unrealized gain (loss) on investments
and foreign currency transactions                                        2.16           (0.41)          (1.16)
                                                                --------------  --------------  --------------
Total from investment operations                                         2.15           (0.40)          (1.16)
                                                                --------------  --------------  --------------
Less distributions:
From net investment income                                              (0.01)          (0.01)             --
From net realized gains                                                 (0.01)             --              --
                                                                --------------  --------------  --------------
Total distributions                                                     (0.02)          (0.01)             --
                                                                --------------  --------------  --------------
Net asset value, end of period                                  $       10.56   $        8.43    $       8.84
                                                                ==============  ==============  ==============

Total return                                                            25.55%          (4.55%)        (11.60%)
Ratios/Supplemental Data:
   Net Assets, end of period (millions)                             $77.1           $57.1           $61.5
   Ratio of expenses to average net assets                           1.17%           1.11%           1.33% **
   Ratio of net investment income (loss) to average net assets      (0.07%)          0.07%           0.11% **
   Portfolio turnover rate                                             65%             51%             31%

--------------------------------------------------
*  From commencement of operations on May 30, 2001.
#  Amount represents less than $0.01 per share.
** Ratios for periods less than one year have been annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
FINANCIAL HIGHLIGHTS
For the Periods Ended September 30
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                                     2003             2002            2001*
                                                                 --------------  --------------  --------------
Net asset value, beginning of period                             $        4.80   $        6.50   $       10.00
                                                                 --------------  --------------  --------------
Income from Investment Operations:
Net investment income (loss)                                             (0.06)          (0.08)          (0.04)
Net realized/unrealized gain (loss) on investments
and foreign currency transactions                                         2.59           (1.62)          (3.46)
                                                                 --------------  --------------  --------------
Total from investment operations                                          2.53            (1.70)          (3.50)
                                                                 --------------  --------------  --------------
Net asset value, end of period                                          $ 7.33          $ 4.80          $ 6.50
                                                                 ==============  ==============  ==============

Total return                                                             52.71%         (26.15%)        (35.00%)
Ratios/Supplemental Data:
   Net Assets, end of period (millions)                              $75.0           $49.7           $44.9
   Ratio of expenses to average net assets                            1.15%           1.18%           1.40% **
   Ratio of net investment income (loss) to average net assets       (0.97%)         (1.09%)         (1.24%)**
   Portfolio turnover rate                                              62%             18%              5%

----------------------------------------------
*  From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For the Years Ended September 30
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                     2003      2002     2001     2000     1999
                                                                   --------  --------  -------  -------  -------
Net asset value, beginning of year                                 $  3.70    $  4.27  $  6.69  $  6.89  $  5.92
                                                                   --------  --------  -------  -------  -------
Income from Investment Operations:
Net investment income                                                 0.06       0.03     0.02       --#    0.02
Net realized/unrealized gain (loss) on investments
and foreign currency transactions                                     1.05      (0.60)   (1.83)    0.47     1.47
                                                                   --------  --------  -------  -------  -------
Total from investment operations                                      1.11      (0.57)   (1.81)    0.47     1.49
                                                                   --------  --------  -------  -------  -------

Less distributions:
From net investment income                                           (0.02)        --    (0.01)   (0.02)   (0.06)
From net realized gains                                                 -- #       --    (0.60)   (0.65)   (0.46)
                                                                   --------  --------  -------  -------  -------

Total Distributions                                                  (0.02)        --    (0.61)   (0.67)   (0.52)
                                                                   --------  --------  -------  -------  -------

Net asset value, end of year                                       $  4.79    $  3.70  $  4.27  $  6.69  $  6.89
                                                                   ========  ========  =======  =======  =======

Total Return                                                         30.12%   (13.35%) (29.43%)   6.10%   26.13%

Ratios/Supplemental Data:
   Net Assets, end of year (millions)                               $114.0    $91.4    $101.4   $152.9   $139.5
   Ratio of expenses to average net assets:                          1.37%    1.34%     1.44%    1.37%    1.49%
   Ratio of net investment income (loss) to average net assets       1.38%    0.59%     0.44%   (0.01%)   0.37%
   Portfolio turnover rate                                             39%      69%       90%     101%      85%

-------------------------------------------------
#  Amount represents less than $0.01 per share.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For the Years Ended September 30
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                     2003      2002     2001     2000     1999
                                                                   --------  --------  -------  -------  -------
Net asset value, beginning of year                                 $  7.48    $  7.14  $  7.34  $  7.85  $  7.99
                                                                   --------  --------  -------  -------  -------
Income from Investment Operations:
Net investment income                                                 0.29       0.32     0.50     0.29     0.34
Net realized/unrealized gain (loss) on investments
and foreign currency transactions                                     0.08       0.13     0.19    (0.55)   (0.39)
                                                                   --------  --------  -------  -------  -------
Total from investment operations                                      0.37       0.45     0.69    (0.26)   (0.05)
                                                                   --------  --------  -------  -------  -------
Less distributions:
From net investment income                                           (0.16)     (0.11)   (0.89)   (0.25)   (0.09)
                                                                   --------  --------  -------  -------  -------
Total distributions                                                  (0.16)     (0.11)   (0.89)   (0.25)   (0.09)
                                                                   --------  --------  -------  -------  -------
Net asset value, end of year                                         $7.69      $7.48    $7.14   $ 7.34   $ 7.85
                                                                   ========  ========  =======  =======  =======

Total return                                                         5.06%      6.33%   10.38%   (3.52%)  (0.65%)
Ratios/Supplemental Data:
   Net Assets, end of year (millions)                               $64.7      $77.3   $103.5    $67.1    $79.2
   Ratio of expenses to average net assets:                         0.97%       0.89%   0.99%    1.22%    1.26%
   Ratio of net investment income (loss) to average net assets      4.01%       4.33%   4.42%    3.79%    4.03%
   Portfolio turnover rate                                            31%         68%    130%      34%      31%

---------------------------------------------
+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and changed its method of amortization. The effect of this change for the Fund for the year ended September 30, 2002 on investment income and net realized and unrealized gain and losses was less than $0.01 per share. The effect of the change on the ratio of net investment income to average net assets was a change of 4.33% from 4.31%. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Note 1 - Organization and Summary of Significant Accounting Policies

The Bailard, Biehl & Kaiser Cognitive Value Fund ("Value Fund"), the Bailard, Biehl & Kaiser Enhanced Growth Fund ("Growth Fund"), the Bailard, Biehl & Kaiser International Equity Fund ("Equity Fund") and the Bailard, Biehl & Kaiser Bond Opportunity Fund ("Bond Fund"), each a "Fund" and collectively the "Funds," are each a series of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., ("Opportunity Fund Group"), a Maryland corporation organized in June 1990 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

The following significant accounting policies are followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

Each listed equity security and each equity security traded on the NASDAQ National Market is valued at the closing price or, if the closing price is not the last sale price or no sale is reported, at the mean of the closing bid and asked prices. Other equity securities are valued at the mean of the closing bid and asked prices quoted on the over-the-counter market.

Debt securities are valued at prices provided by one or more pricing services, or one or more bona fide market-makers, as of the closing of the relevant market. Short-term securities with remaining maturities of 60 days or less are carried at amortized cost.

Prices are generally taken from the primary market in which the security is traded. In the absence of readily available market quotations, including circumstances where significant events would indicate the market quotation of a security is not reliable, securities are valued at fair value as determined in good faith under procedures established by the Board of Directors.

The Growth Fund invests primarily in the high technology sector and may invest in private placements and initial public offerings. Each of these investment strategies has specific risks. These risks include, but are not limited to, sector concentration risk in a volatile sector and the risk of investing in private or newly public, unseasoned companies. The Value Fund invests in small cap stocks, which have specific risks. These risks include, but are not limited to, greater volatility than investments in larger capitalization stocks. The Equity Fund and the Bond Fund invest in international securities in developed and emerging market countries, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates, lack of accurate public information and the higher risks that accompany investing in securities of issuers located in emerging market countries. The Bond Fund invests primarily in debt securities, which have specific risks. These risks include, but are not limited to, interest rate risk (the risk that rising interest rates will cause bond prices to fall).

Foreign Currency

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the mean of the bid and asked prices for the underlying currencies as of 11:00 a.m. New York time. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the date of the respective transactions.

The Equity and Bond Funds include foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Equity and Bond Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments is included with

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Note 1 - Continued

net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts

In connection with purchases and sales of securities denominated in foreign currencies, the Equity and Bond Funds may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the Equity and Bond Funds may enter into Contracts to buy or sell foreign currencies to hedge certain foreign currency assets. All contracts are "marked to market" daily based on their amortized forward points and closing spot price of their underlying currencies as of 11:00 a.m. New York time. Any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Equity and Bond Funds record realized gains or losses at the time the Contracts are settled. Risks that may arise upon entering into these Contracts include the potential inability of counterparties to meet the terms of their Contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options


The Funds may purchase and write put and call options. When purchasing options, the Funds pay a premium, which is included in their Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put option or a call option is generally limited to the premium paid. If a Fund writes options and the options expire unexercised, the Fund will realize a capital gain to the extent of the amount received for the options (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of the closing option and the initial premium received. When a Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying instrument above the exercise price.

Exchange-traded options other than index options are valued at the mean of the highest closing bid and lowest closing asked prices on that day. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchase options and at the most recent asked quotation in the case of written options.

When-Issued Securities

When-issued securities are obligations to buy or sell investments to settle on future dates. These may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, this may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e. a "when, as and if issued" trade). These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists as if the securities were owned on a settled basis, and gains and losses are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends.

Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their stockholders. Also, it is the Funds' intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Note 1 - Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Funds first become aware of such dividends. Interest income is recorded on the accrual basis. Distributions to stockholders are recorded on the ex-dividend date. The Funds use the identified cost method for determining realized gain or loss on investments. Certain expenses of the Opportunity Fund Group are allocated among its respective series in such a manner as its Board of Directors deems appropriate.

Note 2 - Purchases and Sales of Securities

For the year ended  September  30, 2003,  aggregate  purchases and proceeds from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, were as follows:

                           Purchases                      Proceeds
                        --------------                ---------------
Value Fund               $ 45,733,303                   $ 40,135,874
Growth Fund              $ 39,527,183                   $ 38,245,372
Equity Fund              $ 36,975,450                   $ 40,300,550
Bond Fund                $  8,298,881                   $ 18,205,928

For the year ended September 30, 2003, aggregate purchases and proceeds from sales and maturities of U.S. Government obligations were as follows:

                           Purchases                      Proceeds
                        --------------                ---------------
Bond Fund                $ 13,189,946                   $ 19,460,408

Note 3 - Management Fee and Other Transactions with Affiliates

The Funds have an investment management agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). This agreement requires the payment of a monthly fee computed on an annual basis as follows:

                                                      Fee
                                                      ---
                 Value Fund            0.75% of daily average net assets
                 Growth Fund           0.75% of daily average net assets
                 Equity Fund           0.95% of daily average net assets
                 Bond Fund             0.60% of daily average net assets

Each outside Director is compensated by the Funds at the rate of $20,000 per year. In addition, all outside Directors receive an attendance fee of $2,000 plus related travel expenses for each Board of Directors' meeting attended.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Note 3 - Continued

Fund stockholders who held in excess of 5% of the relevant Fund's shares outstanding at September 30, 2003, held the following aggregate percentages of the respective Fund's shares:

                 Value Fund                5.55%
                 Bond Fund                11.08%

Note 4 - Tax Information

Tax Basis Unrealized Gain (Loss). At September 30, 2003, the costs of investments, gross and net unrealized gain (loss) for federal income tax purposes were as follows:

                                       Gross Unrealized
                               -------------------------------
                   Cost             Gain           (Loss)           Net
              ---------------- ---------------- -------------- ----------------
Value Fund      $ 69,086,843      $ 9,756,430   ($1,993,452)      $ 7,762,978
Growth Fund     $ 69,845,466      $ 8,910,078   ($3,603,370)      $ 5,306,708
Equity Fund     $102,342,759      $18,272,425   ($6,828,345)      $11,444,080
Bond Fund       $ 59,782,928      $ 4,708,215   ($   87,192)      $ 4,621,023

Distributions to Stockholders. The tax character of distributions paid during the year ended September 30, 2003, was as follows:

                   Distributions paid from
                   -------------------------
                      Net                             Total           Taxable
                   Investment        Capital         Taxable       Distributions
                     Income           Gain        Distributions        Paid
                   -----------      ---------     -------------    -------------
Value Fund         $    54,846      $  70,594       $  125,440      $   125,440
Equity Fund        $   462,607      $      --       $  462,607      $   462,607
Bond Fund          $ 1,595,754      $      --       $1,595,754      $ 1,595,754

Distributions to Stockholders. The tax character of distributions paid during the year ended September 30, 2002, was as follows:

                   Distributions paid from
                   -------------------------
                      Net                             Total           Taxable
                   Investment        Capital         Taxable       Distributions
                     Income           Gain        Distributions        Paid
                   -----------      ---------     -------------    -------------
Value Fund         $     61,092     $      --       $   61,092      $    61,092
Bond Fund          $  1,187,494     $      --       $1,187,494      $ 1,187,494

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Note 4 - Continued

As of September 30, 2003, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

                                                        Expires
               -------------------------------------------------------------------------------------------
                   2008                2009               2010                2011                Total
               -----------         -----------         -----------         -----------         -----------
Value Fund     $        --         $        --         $        --         $ 1,844,804         $ 1,844,804
Growth Fund    $        --         $        --         $ 2,217,961         $ 4,461,662         $ 6,679,623
Equity Fund    $        --         $   747,940         $18,446,073         $12,036,556         $31,230,569
Bond Fund      $   592,542         $   336,811         $ 1,338,009         $        --         $ 2,267,362

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2003, the Funds elected to defer post October capital losses and post October currency losses of:

                    Capital          Currency
                     Losses           Losses
                 --------------   --------------
Value Fund       ($  3,420,070)    $         --
Growth Fund      ($ 13,393,059)    $         --
Bond Fund         $         --    ($  1,316,961)

As of September 30, 2003, the components of accumulated earnings / (deficit) on a tax basis was as follows:

                                                                                                       Total
                  Undistributed    Undistributed                    Accumulated      Unrealized      Accumulated
                    Ordinary        Long-Term      Accumulated     Capital and     Appreciation/     Earnings/
                     Income       Capital Gains      Earnings      Other Losses    (Depreciation)    (Deficit)
                  -------------   --------------   -----------     -------------   -------------    -------------
Value Fund          $        --     $     --       $        --     ($ 5,264,874)     $ 7,762,978     $ 2,498,104
Growth Fund         $        --     $     --       $        --     ($20,072,682)     $ 5,306,708    ($14,765,974)
Equity Fund         $ 1,338,923     $     --       $ 1,338,923     ($31,230,569)     $11,450,978    ($18,440,668)
Bond Fund           $        --     $     --       $        --     ($ 3,584,323)     $ 4,547,947     $   963,624

Note 5 - Indemnification

Under the Funds' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(Continued)
--------------------------------------------------------------------------------

Note 6 - Forward Foreign Currency Contracts

At September 30, 2003, the Bond Fund had open forward foreign currency contracts which obligated it to exchange currencies at specified future dates. At the maturity of a forward contract, the Bond Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Bond Fund under the contracts, including contracts which have been offset but remained unsettled, have been netted against the forward value of the currency to be delivered by the Bond Fund. The remaining amount is shown as an unrealized gain or loss on forward currency contracts. The Bond Fund's open forward foreign currency exchange contracts outstanding at September 30, 2003 were as follows:

     USD            Currency               Currency        USD         Delivery      Unrealized
  Receivable       Deliverable            Receivable     Payable         Date           Loss
  ----------       -----------            ----------     -------         ----           ----
    $ 1,166,274        1,600,000   CAD             --     $      --    12/12/03        $  (15,986)
      4,469,200        4,000,000   EUR        500,000       564,780    12/12/03          (164,345)
      2,322,087        1,469,582   GBP             --            --    12/12/03          (107,402)
      3,210,891      375,000,000   JPY             --            --    12/12/03          (154,506)
        525,578        3,908,250   NOK             --            --    12/12/03           (26,948)
        989,651        8,100,000   SEK             --            --    12/12/03           (54,407)
----------------                                       -------------               ----------------
   $ 12,683,681                                           $ 564,780                     $(523,594)
================                                       =============               ================

                                Currency Legend:

      CAD -   Canadian Dollar             NOK - Norwegian Kroner
      EUR -   Euro                        SEK - Swedish Krona
      GBP -   British Pound               USD - US Dollar

      JPY -   Japanese Yen

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Cognitive Value Fund, Bailard, Biehl & Kaiser Enhanced Growth Fund, Bailard, Biehl &
Kaiser International Equity Fund and Bailard, Biehl & Kaiser Bond Opportunity Fund, constituting Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (hereafter referred to as the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
November 12, 2003

Directors and Officers of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (Unaudited)

The following table gives you information about each director and officer of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (the "Corporation"). The Corporation's Statement of Additional Information includes additional information about the Corporation's directors and is available, without charge, upon request, by calling (800) 882-8383.

--------------------------------------------------------------------------------------------------------------
Name, Age                       Position(s) Held with      Principal Occupation(s)       Other Directorships
Address                         the Corporation;           During Past Five Years        Held by Director
Director/Officer Since(1)       (Number of Funds
                                Overseen by
                                Director/Officer)
--------------------------------------------------------------------------------------------------------------
Disinterested Directors:
--------------------------------------------------------------------------------------------------------------
Shirley Liu Clayton, 66         Director (4)               9/03 to present: CEO,         None
729 Tolman Drive                                           Abmaxis, Inc.
Stanford, CA 94305                                         (biotechnology)
June,1987(2)                                               2/00-9/03:  CFO, CBYON
                                                           (medical technology)
                                                           1/99-1/00:  President,
                                                           Raven Biotechnologies
                                                           (biotechnology)
                                                           5/98-1/99:  CFO Orquest
                                                           (biotechnology)
                                                           6/93-1/98:  President, CEO,
                                                           TopoMatrix (microscopes)

--------------------------------------------------------------------------------------------------------------
James C. Van Horne, 68          Director (4)               A.P. Giannini Professor of    Montgomery Street
Graduate School of Business                                Finance, Stanford University  Income Securities,
350 Memorial Way                                                                         Inc.,
Stanford University                                                                      Suntron Corp.
Stanford, CA 94305
June, 1979(2)

--------------------------------------------------------------------------------------------------------------
Scott F. Wilson, 59             Director (4)               8/03 to present: Managing     Seattle Goodwill,
Swiftshire Capital, LLC                                    Partner, Swiftshire           ACT Theatre
1326 Fifth Avenue                                          Capital, LLC (private
Suite 710                                                  equity investing);
Seattle, WA 98101                                          2000 to present: Managing
December 1997                                              Partner, Venture Management
                                                           Associates (investment
                                                           banking)
                                                           1991-2000:  General
                                                           Partner, Transcontinental
                                                           Capital Partners
                                                           (investment banking)
                                                           1987-2000:  5% shareholder,
                                                           Officer and Director,
                                                           Milbank Winthrop & Co.
                                                           (investment advisor)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name, Age                       Position(s) Held with      Principal Occupation(s)       Other Directorships
Address                         Fund;                      During Past Five Years        Held by Director
Director/Officer Since(1)       (Number of Funds
                                Overseen by
                                Director/Officer)
--------------------------------------------------------------------------------------------------------------
Interested
Directors/Officers:
--------------------------------------------------------------------------------------------------------------
Peter M. Hill(3), 52            Chairman & Director (4)    Director and Chief            None
Bailard, Biehl & Kaiser                                    Investment Officer,
950 Tower Lane                                             Bailard, Biehl & Kaiser,
Suite 1900                                                 Inc.
Foster City, CA 94404
June,1992

--------------------------------------------------------------------------------------------------------------
Burnice E. Sparks, Jr.(3), 55   President & Director (4)   Director and President,       None
Bailard, Biehl & Kaiser                                    Bailard, Biehl & Kaiser,
950 Tower Lane,                                            Inc.
Suite 1900
Foster City, CA 94404
February, 1992

--------------------------------------------------------------------------------------------------------------
Barbara V. Bailey, 45           Treasurer                  Executive Vice President      N/A
Bailard, Biehl & Kaiser                                    and Chief Financial
950 Tower Lane                                             Officer, Bailard, Biehl &
Suite 1900                                                 Kaiser, Inc.
Foster City, CA 94404
September, 1996

--------------------------------------------------------------------------------------------------------------
Janis M. Horne, 48              Secretary                  Senior Vice President and     N/A
Bailard, Biehl & Kaiser                                    Chief Compliance Officer,
950 Tower Lane                                             Bailard, Biehl & Kaiser,
Suite 1900                                                 Inc.
Foster City, CA 94404
June, 1990
--------------------------------------------------------------------------------------------------------------

(1) All directors serve until the next annual meeting and their successors are elected and qualify, or until their earlier resignation, death or removal. All officers serve at the discretion of the Board of Directors.

(2) Includes time spent as a director of Bailard, Biehl & Kaiser International Fund, Inc., the Corporation's predecessor.

(3) "Interested persons" of the Corporation, as defined in the Investment Company Act of 1940 by reason of being officers and directors of Bailard, Biehl & Kaiser, Inc., the Corporation's advisor, and BB&K Fund Services, Inc., the Corporation's distributor.

Federal Income Tax Information (Unaudited)

For the year ended September 30, 2003, the Equity Fund earned foreign source income of $3,001,399 and the Fund incurred foreign taxes of $323,289, which the Fund may elect to pass through to stockholders as foreign tax credits on Form 1099-DIV for the year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code ("Code"), the Funds designate up to a maximum of $2,050,396 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2003. In January 2004, stockholders will be sent Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Stockholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The percentage of ordinary dividends paid by the Funds during the year ended September 30, 2003, which qualify for the Dividends Received Deduction available to corporate stockholders was:

                 Value Fund               100.00%
                 Bond Fund                  6.74%

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividend Paid Deduction:

                 Value Fund              $ 70,594

ITEM 2.  CODE OF ETHICS.

(a) As of November 19, 2003, the registrant has adopted a code of ethics that applies to the registrant?s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

a)	The registrant?s Board of Directors has determined
 that the registrant has at least one audit committee financial expert serving on its audit committee.

b) The audit committee financial experts are Shirley L. Clayton, Scott F. Wilson and James C. Van Horne, each of which is independent within the meaning of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES
 AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant's disclosure
     controls and      procedures as conducted within 90 days of
    the filing date of this Form      N-CSR, the registrant's
    principal financial officer and principal executive
     officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant's internal control
 over financial reporting that      occurred during the
 registrant?s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)	Any code of ethics, or amendment thereto,
 that is the subject of the disclosure required by
 Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements is filed as an exhibit.

(b)	A separate certification for each principal executive
 officer and principal financial officer of the registrant as required by Rule 30a-2(a)under the Act (17 CFR 270.30a-2) is filed as an exhibit.

I, Peter Molyneux Hill, certify that:

1. I have reviewed this report on Form N-CSR of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. on behalf of: The Bailard, Biehl & Kaiser Cognitive Value Fund
 (Cognitive Value Fund), the Bailard, Biehl & Kaiser
 Enhanced Growth Fund (Enhanced Growth Fund), the Bailard, Biehl & Kaiser International Equity Fund
 (International Equity Fund) and the Bailard, Biehl & Kaiser
Bond Opportunity Fund (Bond Opportunity Fund) ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a.	designed such disclosure controls and procedures, or caused
	such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation. (the "Evaluation Date"); and

c. presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

d.	Disclosed in this report any change in the registrant's
 internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the regisrant's second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: December 4, 2003


/s/ Peter Molyneux Hill
=======================
Peter Molyneux Hill
Chairman




I, Barbara Vaughan Bailey, certify that:

1.    I have reviewed this report on Form N-CSR of Bailard
, Biehl & Kaiser Opportunity Fund Group, Inc. on behalf of: The
 Bailard, Biehl & Kaiser Cognitive Value Fund (Cognitive Value
 Fund), the Bailard, Biehl & Kaiser Enhanced Growth Fund
 (Enhanced Growth Fund), the Bailard, Biehl & Kaiser International Equity Fund (International Equity Fund) and the Bailard, Biehl & Kaiser Bond Opportunity Fund (Bond Opportunity Fund) ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a.	designed such disclosure controls and procedures, or caused
	such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation. (the "Evaluation Date"); and

c. presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

d.	Disclosed in this report any change in the registrant's
 internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the regisrant's second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: December 4, 2003


/s/Barbara Vaughan Bailey
==========================
Barbara Vaughan Bailey
Treasurer


                          SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.ss. 1350, the undersigned officers
 of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc
.. on behalf of: The Bailard, Biehl & Kaiser Cognitive
 Value Fund (Cognitive Value Fund), the Bailard,
Biehl & Kaiser Enhanced Growth Fund (Enhanced Growth Fund), the Bailard, Biehl & Kaiser International Equity Fund
 (International Equity Fund) and the Bailard, Biehl & Kaiser Bond Opportunity Fund (Bond Opportunity Fund) ("registrant"), hereby certify, to the best of our knowledge, that the Registrant's Report on Form N-CSR for the period ended 9/30/03 (the "Report") fully complies with the requirements of Section 13(a) or 15(d)
,  as  applicable,  of the Securities and Exchange Act of 1934 and that the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: December 4, 2003



/s/ Peter Molyneux Hill
=======================
Peter Molyneux Hill
Title: Chairman



Dated: December 4, 2003



/s/Barbara Vaughan Bailey
==========================
Barbara Vaughan Bailey
Title: Treasurer



This certification is being furnished solely pursuant to 18 U.S.C.ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.
             -------------------------------------


By (Signature and Title)/s/ Peter Molyneux Hill
=======================
Peter Molyneux Hill
Title: Chairman
Date:  December 4, 2003



By (Signature and Title)/s/Barbara Vaughan Bailey
==========================
Barbara Vaughan Bailey
Title: Treasurer
Date: December 5, 2003

* Print name and title of each signing officer under his or her signature.